SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the registrant [ X ]

Filed by a party other than the registrant [ _ ]

Check the appropriate box:

[ _ ] Preliminary proxy statement.	[ _ ] Confidential, for use of the Commission only (as permitted by Rule 14-a6(e)(2)).

[ X ] Definitive proxy statement.

[ _ ] Definitive additional materials.

[ _ ] Soliciting material under Rule 14a-12.

TETRA Technologies, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ] No fee required.

[ _ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction calculated pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ _ ] Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement number:

(3) Filing Party:

(4) Date Filed:

TETRA Technologies, Inc.

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2004

To our stockholders:

Where and When. We will hold our 2004 Annual Meeting of Stockholders at the Marriott Woodlands Waterway Hotel, 1601 Lake Robbins Drive, The Woodlands, Texas on Wednesday, May 12, 2004, at 11:00 a.m. local time.

Record Date. Only stockholders of record at the close of business on March 15, 2004 will be entitled to notice of and to vote at the Annual Meeting.

Purpose of the Meeting. We have called the Annual Meeting for the following purposes:

1. To elect three Class II directors to serve three year terms;

2. To ratify and approve the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004;

3. To consider and vote on a proposal to amend our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 70,000,000;

4. To consider and vote upon a proposal to adopt the TETRA Technologies, Inc. 2004 Equity Incentive Compensation Plan; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournments.

You will find more information on our nominees for directors and the other purposes listed above in the attached proxy statement. You will find more instructions on how to vote starting on page 2 of the proxy statement.

Your vote is important! Please mark, sign, date and return the enclosed proxy card as soon as possible regardless of whether you plan to attend the Annual Meeting. You may revoke your proxy at any time before it is voted.

I hope you will be able to attend the Annual Meeting.

Bass C. Wallace, Jr.

Corporate Secretary

April 5, 2004

The Woodlands, Texas

TETRA Technologies, Inc.

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

PROXY STATEMENT

TABLE OF CONTENTS

Voting Information

General instructions on how to vote your proxy	2
Voting rules	3

Proposals

Proposal No. 1: Election of Directors	5
Proposal No. 2: Appointment of independent auditors	6
Proposal No. 3: Approval of increase in authorized shares	7
Proposal No. 4: Adoption of 2004 Equity Incentive Compensation Plan	8

Information about us

Information about continuing directors	18
Director compensation	19
Board meetings and committees	20
Audit committee report	23
Fees paid to principal accounting firm	24
Audit committee pre-approval policies and procedures	24
Management and compensation committee report	25
Executive compensation	28
Beneficial stock ownership of certain stockholders and management	36
Section 16(a) beneficial ownership reporting compliance	37
Proposals of stockholders	37
Householding of annual meeting documents	38
Additional financial information	38
Other matters	38

Director Independence Standards	Exhibit A
TETRA Technologies, Inc. 2004 Equity Incentive Compensation Plan	Exhibit B
Audit Committee Charter	Exhibit C

This proxy statement, and the attached Notice of the 2004 Annual Meeting of Stockholders and proxy card, are first being mailed to our stockholders on or about April 5, 2004.

VOTING INFORMATION

GENERAL INSTRUCTIONS ON HOW TO VOTE YOUR PROXY

Below are instructions on how to vote, as well as information on your rights as a stockholder as they relate to voting. Some of the instructions will differ depending on how your stock is held. It is important to follow the instructions that apply to your situation.

If your shares are held in “street name,” you should vote your shares in the method directed by your broker or other nominee.

If you plan to attend the meeting and vote in person, your instructions will depend on how your shares are held:

• shares registered in your name – check the appropriate box on the enclosed proxy card and bring evidence of your stock ownership with you to the meeting. The proxy card and the evidence of your ownership will serve as your authorization to vote in person.

• shares registered in the name of your broker or other nominee – ask your broker to provide you with a broker’s proxy card in your name (which will allow you to vote your shares in person at the meeting) and bring evidence of your stock ownership from your broker with you to the meeting.

Remember that we will limit attendance at the Annual Meeting to stockholders as of the record date (or their authorized representatives) with evidence of their share ownership and our guests.

How to Revoke Your Proxy. If your shares are registered in your name, you may revoke your proxy at any time before it is exercised by:

• filing a written notice revoking it with our Corporate Secretary,

• executing and returning another proxy bearing a later date, or

• attending the Annual Meeting and expressing a desire to vote your shares of common stock in person.

If your shares are held in street name, you must contact your broker to revoke your proxy. You must address written notices to Corporate Secretary, TETRA Technologies, Inc., 25025 Interstate 45 North, Suite 600, The Woodlands, Texas, 77380. No revocation by written notice will be effective unless such notice has been received by our Secretary prior to the day of the Annual Meeting or by our inspector of election at the Annual Meeting.

VOTING RULES

Stockholders Entitled to Vote – the Record Date. We have fixed the close of business on March 15, 2004 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and any adjournment(s) thereof. As of the record date, we had issued and outstanding 22,270,598 shares of common stock and no shares of preferred stock.

Quorum Required. A quorum must be present at the Annual Meeting for us to conduct business at the Annual Meeting. To establish a quorum, we need the presence, either in person or by proxy, of holders of a majority of the outstanding shares of our common stock as of the record date. We will count abstentions and broker nonvotes to determine whether a quorum is present. Broker nonvotes occur when a beneficial owner indicates on the proxy that some of the shares represented are not being voted as to certain proposals, and the broker is not permitted to vote on the proposal.

Number of Votes. You are entitled to one vote per share of our common stock that you own as of the record date on each matter that is called to vote at the Annual Meeting.

Voting to Elect Directors. When voting to elect directors, you have three options:

• Vote for all of the three nominees;

• Vote for one or more of the nominees, but not all; or

• Withhold authority to vote for all of the nominees.

If a quorum is present at the Annual Meeting, the three persons receiving the greatest number of votes will be elected to serve as directors. Therefore, any shares that are not voted or whose votes are withheld will not influence the outcome of the election of directors. You may not cumulate your votes for any one of the nominees.

Voting on Other Matters. When voting on all other matters, you have three options as follows:

• Vote FOR a given proposal;

• Vote AGAINST a given proposal; or

• ABSTAIN from voting on a given proposal.

The approval of the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock requires the approval of a majority of the total number of outstanding shares of common stock. With respect to this proposal, any action other than a vote for such proposal will have the same effect as a vote against this proposal.

Each matter other than the election of directors and the approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote on the proposal. An abstention will have the same effect as voting against these proposals; however, nonvoted shares will not affect the results on these proposals, because shares held by brokers who withhold authority to vote will be considered absent in the voting tallies on these proposals.

The proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any such other matters.

Voting of Proxies with Unmarked Votes. All proxies that are properly completed, signed and returned prior to the Annual Meeting will be voted. If you return your proxy with no votes marked, your shares will be voted as follows:

• FOR the election of each of the nominees for director,

• FOR the appointment of Ernst & Young LLP as our independent auditors,

• FOR the amendment of our Restated Certificate of Incorporation, and

• FOR the adoption of the 2004 Equity Incentive Compensation Plan.

It is possible for a proxy to indicate that some of the shares represented are not being voted as to certain proposals. This occurs, for example, when a broker is not permitted to vote on a proposal without instructions from the beneficial owner of the stock. In these cases, nonvoted shares are considered absent for those proposals.

Who Counts the Votes. Votes will be counted by ADP Investor Communication Services.

Information About the Solicitation of Proxies. Our Board of Directors is soliciting the proxy accompanying this statement in connection with the Annual Meeting. In addition to the solicitation of proxies by use of this proxy statement, our directors, officers and employees may solicit the return of proxies by mail, personal interview, telephone or email. Our officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

We will pay all costs of preparing, printing, assembling and mailing the Notice of the Annual Meeting, this proxy statement, the enclosed form of proxy card and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation.

PROPOSALS

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has nominated and urges you to vote “FOR” the election of the three directors who have been nominated to serve three year terms as Class II directors. Each proxy solicited hereby will be so voted unless you specify otherwise in the proxy. A plurality vote is required for the election of directors in Proposal 1. Accordingly, if a quorum is present at the Annual Meeting, the three persons nominated for election as directors receiving the greatest numbers of votes will be elected to serve as directors.

Our bylaws divide the Board of Directors into three classes, designated as Class I, Class II and Class III, with respect to terms of office. Each class is elected to serve a three year term and consists of, as nearly as possible, one-third of the members of the entire Board. Currently there are nine members of the Board of Directors. The proxies solicited hereby cannot be voted for more than three nominees.

The term of office of each of the current Class II Directors, Ralph S. Cunningham, Tom H. Delimitros, and Geoffrey M. Hertel, expires at the time of the Annual Meeting, or as soon thereafter as their successors are elected or qualified. Messrs. Cunningham, Delimitros and Hertel have been nominated by the Board to serve additional three year terms as Class II Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director, if elected.

It is intended that the proxies solicited hereby will be voted “FOR” the election of such nominees, unless authority to do so has been withheld. If, at the time of the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will enable the proxy holder to vote for a substitute nominee of the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee will be required.

Nominees for Director

The three nominees for election as Class II directors, whose terms of office as directors will expire in 2007 if such persons are elected, are as follows:

Name	Age	Position with us	Year first became a director
Ralph S. Cunningham	63	Director (Class II)	1999
Tom H. Delimitros	63	Director (Class II)	1994
Geoffrey M. Hertel	59	President, Chief Executive Officer and Director (Class II)	1984

Biographical summaries of the Class II Directors are set forth below. See “Beneficial Stock Ownership of Certain Stockholders and Management” below for information regarding the number of shares of our common stock owned by each of them.

Ralph S. Cunningham, Ph.D., has served as a member of our Board of Directors since 1999. He retired in 1997 from CITGO Petroleum Corporation, where he had served as President and Chief Executive Officer since 1995. Dr. Cunningham served as Vice Chairman of Huntsman Corporation from April 1994 to April 1995; and from August 1990 to April 1994, he served as President of Texaco Chemical Company. Prior to joining Texaco Chemical Company, Dr. Cunningham held various executive positions with Clark Oil & Refining and Tenneco, Inc. He began his career in Exxon’s refinery operations. Dr. Cunningham is presently a director of Agrium, Incorporated, a Canadian company involved in the agricultural chemicals business, a director of EnCana Corporation, a Canadian independent oil and gas company, and a director and chairman of the audit committee of the board of directors of Enterprise Products Partners L.P., a natural gas liquids and transportation company headquartered in Houston, Texas. Dr. Cunningham received his B.S. degree in Chemical Engineering from Auburn University and his M.S. and Ph.D. degrees in Chemical Engineering from Ohio State University.

Tom H. Delimitros has served as a member of our Board of Directors since 1994. He is President of the corporate general partner of AMT Capital Ltd., a private limited partnership formed in 1991 that provides equity and debt capital to emerging growth companies involved in advanced material technologies and the energy sector. Mr. Delimitros is also a director and is chairman of the audit committee of the board of directors of Plains Exploration & Production Company, an energy company. Mr. Delimitros received his B.S. and M.S. degrees from the University of Washington in Seattle and his M.B.A. degree from Harvard Business School.

Geoffrey M. Hertel has served as our President since May 2000, as our Chief Executive Officer since May 2001, and as a member of our Board of Directors since 1984. From January 2000 to May 2001 he also served as our Chief Operating Officer. From January 1994 to 2000, Mr. Hertel served as our Executive Vice President – Finance and Administration. He joined us in March 1993 as Senior Vice President – Finance and Administration. From 1981 to 1984 Mr. Hertel was associated with us as a nonvoting director and special consultant to the Board. He has served as President and a director of Fairway Petroleum, Inc., a private oil and gas company, and LAGGS, Inc., a private natural gas pipeline company, since 1980. From 1972 to 1984, Mr. Hertel held various positions with Rotan Mosle, Inc., an investment banking firm, including Senior Vice President – Corporate Finance. Mr. Hertel received his B.A. and M.B.A. degrees from Michigan State University.

The Board of Directors recommends that you vote “FOR” the election of each of the above named nominees.

PROPOSAL NO. 2: APPOINTMENT OF INDEPENDENT AUDITORS

Proposal 2 requests stockholder approval of the Board of Directors’ appointment of the firm of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions from those attending that meeting. Ernst & Young LLP have served as our independent auditors since 1981.

The Board of Directors recommends that you vote “FOR” ratification and approval of the appointment of Ernst & Young LLP as our independent auditors for the 2004 fiscal year, and proxies returned will be so voted unless contrary instructions are indicated thereon.

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our authorized capital stock presently consists of 40,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. On August 21, 2003, we effectuated a three-for-two stock split in the form of a stock distribution of one share of common stock for every two shares of outstanding common stock to stockholders of record on August 15, 2003. As a result of the stock split, the number of shares of our common stock outstanding increased to approximately 21.8 million. In addition, we are asking stockholders to approve the 2004 Equity Incentive Compensation Plan in this proxy statement, which will require us to reserve an additional 10 million shares of our common stock for issuance under such plan.

Our Board of Directors has approved, and is recommending to the stockholders for approval at the Annual Meeting, an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock. The proposed amendment would increase the number of authorized shares of common stock from 40,000,000 shares to 70,000,000 shares. If approved, the first sentence of Article Fourth of our Restated Certificate of Incorporation will be amended to read in its entirety as follows:

“FOURTH. The total number of shares of stock that the Corporation shall have authority to issue is 75,000,000, consisting of 5,000,000 shares of Preferred Stock, of the par value of $.01 per share (hereinafter called “Preferred Stock”), and 70,000,000 shares of Common Stock, of the par value of $.01 per share (hereinafter called “Common Stock”).”

In the event the amendment is approved and filed, we will have available for issuance without further action by the stockholders 70,000,000 shares less (i) the number of shares of our currently outstanding common stock and (ii) the number of shares reserved for our existing stock incentive plans (including those that may be reserved for our 2004 Equity Incentive Compensation Plan, if approved by the stockholders). These shares may be issued for any corporate purposes, except for such issuances that require stockholder consent under our Restated Certificate of Incorporation or Bylaws, the rules of any stock exchange on which the common stock may be listed, or applicable law. The Board of Directors has no present plans to issue any additional shares of common stock, except in connection with our existing stock incentive plans; however, the authorized shares may be used for any future acquisitions we may undertake.

Existing holders of shares of common stock have no preemptive rights, under our Restated Certificate of Incorporation or otherwise, to purchase any additional shares of common stock issued by us. It is possible that shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, decrease earnings per share and decrease the book value per share of shares presently held.

The Board of Directors recommends that you vote “FOR” the proposed amendment to our Restated Certificate of Incorporation, and proxies returned will be so voted unless contrary instructions are indicated thereon.

PROPOSAL NO. 4: ADOPTION OF OUR 2004 EQUITY INCENTIVE COMPENSATION PLAN

Our stockholders are being asked to consider and vote on a proposal to adopt the TETRA Technologies, Inc. 2004 Equity Incentive Compensation Plan, referred to in this description as the Plan. If the Plan is approved by our stockholders, it will supplement the Company’s existing stock option plans, which are the 1990 Stock Option Plan, as amended, the 1996 Stock Option Plan for Nonexecutive Employees and Consultants, the Director Stock Option Plan, as amended, and the 1998 Director Stock Option Plan, as amended and restated, and provide us with more flexibility in creating incentives for our employees, officers and directors. The Company’s existing stock option plans will remain in effect if the Plan is approved by our stockholders.

The Plan was adopted by our board of directors, subject to the approval of our stockholders. Approval of the Plan requires the affirmative vote of a majority of the common shares represented in person or by proxy at the annual meeting of stockholders. If the stockholders approve the Plan, it will be effective as of May 12, 2004. A copy of the Plan is attached to this proxy statement as Exhibit B. The description of the Plan contained herein is not intended to be complete and is qualified by reference to Exhibit B, which contains the complete text of the Plan.

The purposes of the Plan are to (1) promote our interests and the interests of our stockholders by encouraging the participants to acquire or increase their equity interest in us, thereby giving them an added incentive to work toward our continued growth and success and (2) enable us to compete for the services of the individuals needed for our continued growth and success. To accomplish this purpose, the Plan provides for the grant to eligible persons of stock options, purchased stock, bonus stock, phantom stock, deferred stock units, stock appreciation rights, restricted stock, performance awards, and other stock or performance-based awards consistent with the purposes of the Plan ("Awards").

Available Shares

The maximum number of shares of Common Stock that may be subject to Awards outstanding under the Plan at any time is equal to the result obtained by multiplying (a) the sum of (i) the total number of shares of Common Stock outstanding, (ii) the total number of shares of Common Stock subject to Awards outstanding under the Plan and (iii) the total number of shares of Common Stock subject to awards outstanding under all other equity incentive plans of the Company at that time by (b) 15%; provided, however, that the maximum number of shares of Common Stock that may be issued under the Plan shall in no event exceed 15,000,000 shares, subject to adjustment in the event of stock splits and certain other corporate events. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Plan which are subject to Options that may be granted to any one Participant plus the number of such shares underlying Stock Appreciation Rights that may be granted to that same Participant shall not exceed 200,000 shares, subject to adjustment in the event of stock splits and certain other corporate events. To the extent shares cease to be issuable under an award made under the Plan, they will be available under the Plan for the grant of additional awards unless such shares cease to be subject to an award because of the exercise of the award or the vesting of a restricted stock award or similar award.

Persons Eligible to Participate

Except with respect to awards of incentive stock options, all employees, consultants and non-employee directors of us and our affiliates are eligible to participate in the Plan. Incentive stock options may be awarded only to employees. In selecting employees, consultants and non-employee directors to receive awards, including the type and size of the award, the Management and Compensation committee of our board of directors (the “Committee”) may consider any factors that it deems relevant.

Administration

The Plan will be administered by the Committee, which consists of two or more directors appointed by the board of directors. The members of the Committee as of the date of this proxy statement are Messrs. Ammidon, Delimitros (as Chairman) and Mitchell. Our board of directors has determined that each of these directors is an “independent” director as defined under the rules of the New York Stock Exchange. No person shall be eligible to serve on the Committee unless such person is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as then in effect, and also an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder. Subject to the provisions of the Plan, the Committee will (i) interpret the Plan and all awards under the Plan, (ii) make rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to the Plan will be binding on all parties. No member of the board of directors or the Committee will be liable for any action or determination made in good faith with respect to the Plan or an award granted thereunder.

Types of Awards

The Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) purchased stock; (iii) bonus stock; (iv) stock appreciation rights, either in tandem with stock options or freestanding; (v) phantom stock; (vi) deferred stock units; (vii) restricted stock awards; (viii) performance awards; and (ix) other stock or performance-based awards. All awards will be evidenced by a written agreement and the terms, conditions and/or restrictions contained in an award may differ from the terms, conditions and/or restrictions contained in any other award. Each type of award is discussed in more detail below.

Stock Options. The Committee has the authority to grant options, in such form as the Committee may from time to time approve, subject to the terms of the Plan. The Committee also has the authority to determine whether options granted to employees will be incentive stock options or non-qualified options.

To exercise an option granted under the Plan, the person entitled to exercise the option must deliver to us payment in full of the exercise price for the shares being purchased, together with any required withholding tax unless other arrangements have been made with the Committee. The payment must be (i) in cash or check, (ii) with the consent of the Committee, in shares of common stock already owned by the person for more than six months, or (iii) with the consent of the Committee, by sale through a broker. The value (the “Fair Market Value”) of each share of common stock delivered will be deemed to be equal to the closing price on the principal exchange or over-

the-counter market on which such shares are trading for the date of the determination, or if no trade of the common stock has been reported for such date, the average of the high and low sales prices quoted on such exchange or the average of the closing bid and asked prices quoted on the market for the most recent trade prior to the determination date.

Except as described below, no option may be exercised later than the date which is ten years after the date of grant. The exercise price at which shares of common stock may be purchased upon the exercise of an option shall not be less than the Fair Market Value. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of us and our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive option shall be equal to one hundred ten percent (110%) of the Fair Market Value per share of common stock at the time of the grant and such incentive option may not be exercised later than five years after the date of grant. The aggregate fair market value (determined as of the respective date or dates of grant) of shares of common stock for which one or more options granted to any employee under the Plan (or any other option plan of ours or our affiliates) may for the first time become exercisable as incentive stock options during any one calendar year cannot exceed $100,000.

The exercise price for and the number of shares of common stock subject to existing options shall be subject to appropriate adjustments in the event that the outstanding shares of our common stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like. The Plan also permits the Committee to reprice options, but only with stockholder approval. The Committee shall provide, in the option grant, the time or times at which the options will be exercisable.

Purchased Stock. The Committee has the authority to sell shares of our common stock to employees, consultants and non-employee directors of us or our affiliates on such terms as it may establish. The Committee may determine the price per share of common stock to be purchased, which price may be equal to or less than the Fair Market Value. The purchase price of any purchased stock must be paid in cash.

Bonus Stock. The Committee has the authority to grant shares of bonus stock to employees, consultants and non-employee directors of us or our affiliates for the performance of services by such individuals without additional consideration except as may be required by the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (rights to receive the excess of the fair market value of the common stock on the date of exercise over the grant price as determined by the Committee, which grant price shall not be less than the Fair Market Value of the common stock on the date of grant), in either cash or shares of common stock. The Committee may provide that the excess may not exceed a specified amount. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a stock appreciation right may be exercised. The term of such award may not exceed ten years.

Phantom Stock. The Committee may grant phantom stock awards, which are rights to receive a specified number of shares of common stock, cash equal to the fair market value of a specified number of shares of common stock, or a combination thereof at the end of a specified deferral period. To the extent the Committee determines that any phantom stock awards constitute performance-based compensation for purposes of Section 162(m) of the Code, such awards may be subject to the achievement of performance goals as described for performance awards. The Committee may also impose restrictions on phantom stock awards, including a risk of forfeiture, which restrictions may lapse at the expiration of the deferral period or at earlier specified times. The term of any such award may not exceed ten years.

Restricted Stock Awards. The Plan authorizes the Committee to grant awards in the form of restricted shares of common stock. These awards are subject to such restrictions as the Committee may impose, including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such award exceed ten years. We have the right to repurchase restricted shares for the amount of cash paid for such shares, if any, if the participant terminates employment with or services to us prior to the lapse of such restrictions or the restricted stock is forfeited by the participant in accordance with the award thereof.

Performance Awards. The Plan authorizes the Committee to grant shares of common stock, cash or a combination thereof to participants upon the attainment of certain performance goals measured over a period of not less than six months or more than ten years. After the end of each performance period, the Committee will determine the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria. In the case of any award granted to our Chief Executive Officer or any of our four highest paid officers (other than the Chief Executive Officer), the performance goals will be objective and meet the requirements of Section 162(m) of the Code, and regulations thereunder, including the requirement that achievement of performance goals be substantially uncertain at the time of grant. It is our intent that performance awards granted to covered employees will constitute performance-based compensation within the meaning of Section 162(m) of the Code and the regulations thereunder.

The performance goals may differ among awards or participants; however, the Committee may not exercise discretion to increase any amount payable under a performance award intended to comply with Section 162(m) of the Code. In establishing performance goals, the Committee may use one or more of the following business criteria on a consolidated basis or for our specified subsidiaries, divisions or business or units: (i) earnings per share; (ii) increase in price per share; (iii) increase in revenues; (iv) increase in cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; and (xviii) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, a market index or a group of comparable companies.

Other Stock or Performance-Based Awards. The Plan also permits other stock or performance-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock (including units or securities convertible into shares of our common stock) or cash. The terms and conditions of any such awards will be determined by the Committee.

Transferability

Except as otherwise provided in the Plan, no award and no right under the Plan, other than purchased stock, bonus stock or restricted stock as to which restrictions have lapsed is (i) assignable, saleable or transferable by a participant, or (ii) subject to any encumbrance, pledge or charge of any nature. Any attempted transfer in violation of the Plan will be void and ineffective for all purposes. The Committee may, however, establish rules and procedures to allow the transfer of specific non-qualified stock options for estate planning purposes to one or more immediate family members or related family trusts or partnerships or similar entities.

Change in Control

Unless otherwise provided in an award, upon the occurrence of a change of control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Committee may, but is not required to, (i) accelerate vesting and the time at which all options and stock appreciation rights then outstanding may be exercised; (ii) waive all restrictions and conditions of all restricted stock and phantom stock then outstanding; or (iii) determine to amend performance awards and other stock or performance-based awards, or substitute new performance awards and other stock or performance-based awards in consideration of the cancellation of outstanding performance awards and any other stock or performance-based awards.

If approved by our board of directors prior to or within 30 days after a change of control, the board of directors will have the right for the 45 day period following the change of control to require all participants to transfer to us all awards previously granted to the participants in exchange for an amount equal to the cash value of the awards. The cash value of an award will equal the sum of (i) all cash to which the participant would be entitled upon settlement or exercise of any award which is not an option and (ii) in the case of an option, the excess of the market value per share over the option price, if any, multiplied by the number of shares as to which such award is vested.

Termination, Death, Disability and Retirement

Unless otherwise provided for in an award, if the employment of an employee or service of a non-employee director is terminated for any reason other than death, disability or retirement, or if service of a consultant is terminated for any reason other than death, any nonvested award outstanding at the time of such termination will terminate, no further vesting will occur, and the participant will be entitled to exercise his or her rights with respect to any portion of the award which is vested until the earlier of (i) the expiration date set forth in the award or (ii) six months after the termination date, or, in the case of an incentive stock option, three months after the termination date.

Unless otherwise provided for in an award, upon the retirement of an employee or non-employee director, any nonvested portion of an outstanding award will terminate and no further vesting will occur. Any vested award will expire on the earlier of (i) the expiration date set forth in the award or (ii) 12 months after the date of retirement, or, in the case of an incentive stock option, three months after the retirement date.

Unless otherwise provided for in an award, (i) upon the termination due to the disability of an employee or non-employee director, (ii) upon the death of a participant, (iii) with respect to a participant who is either a retired former employee or non-employee director who dies during the period in which he or she can exercise any vested award (the “applicable retirement period”) or (iv) with respect to a disabled former employee or non-employee director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding award or the first anniversary of the person’s termination due to disability (the “applicable disability period”), any nonvested portion of an outstanding award that has not already terminated will terminate and no further vesting will occur. In addition, any vested award will expire on the earlier of (i) the expiration date set forth in the award or (ii) the later of (x) the first anniversary of such termination due to death or disability or (y) the first anniversary of such person’s death during the applicable retirement period or the applicable disability period.

The Committee may provide for the continuation of any award for such period and upon such terms as it determines in the event the participant ceases to be an employee, consultant or non-employee director.

Adjustments Upon Changes in Capitalization or Reorganization

The type or number of shares authorized under the Plan or subject to an award and/or the exercise or purchase price applicable to an award will be appropriately adjusted in the event of a subdivision or consolidation of shares, payment of stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by us, or in the event of a reorganization, merger, consolidation or recapitalization. Such adjustments shall be made by the Committee, whose determination shall be final and binding.

Amendment or Termination of the Plan and Amendment of Awards

Except with respect to awards then outstanding, if not sooner terminated by the board of directors, the Plan will terminate upon, and no further awards shall be made, after the tenth anniversary of the date the Plan is approved by the stockholders. The board of directors may amend, suspend or terminate the Plan; provided, however, that no amendment, suspension or termination of the Plan may, without the consent of the holder of an award, terminate such award or adversely affect such person’s rights in any material respect. Moreover, no amendment to the Plan will be effective prior to its approval by the stockholders to the extent such approval is required by applicable law, the requirements of any securities exchange on which our stock may be listed or the requirements of the New York Stock Exchange on which our stock may be listed. The board of directors may, however, amend the Plan as necessary to permit awards to meet the requirements of the Code or other applicable laws.

Subject to the restrictions set forth in the Plan, the Committee may amend any outstanding award and may waive or accelerate any requirement or condition that is not mandatory under the Plan; however, except in the case of a change in control, the Committee may not waive or accelerate any term or condition of an award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, if such action would cause the award not to so qualify. The Committee may not amend any outstanding award in a manner that would adversely affect, in any material respect, the rights of a Plan participant without such participant’s consent.

Federal Income Tax Consequences of the Plan

In General. The Plan is not intended to be subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. The following summary is based on the applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder.

Status of Options. Options granted under the Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether an option is an incentive stock option or a non-qualified stock option.

Non-qualified Options. No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the option holder will be treated as receiving compensation, taxable as ordinary income and subject to employment taxes in the year of exercise. The amount recognized as ordinary income and subject to employment taxes upon exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. At the time common stock received upon exercise of a non-qualified stock option is disposed of, any difference between the fair market value of the shares of common stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of common stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of common stock.

Upon an option holder’s exercise of a non-qualified stock option, and subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder, assuming we satisfy the federal income tax reporting requirements with respect to such compensation. We are not entitled to any tax deduction in connection with a subsequent disposition by the option holder of the shares of common stock.

If the shares of common stock received upon the exercise of a non-qualified stock option are transferred to the option holder subject to certain restrictions, then the taxable income realized by the option holder, unless the option holder elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured with reference to the fair market value of the shares at the time the restrictions lapse. The restriction imposed on officers, directors and 10% stockholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six (6) months of the exercise of a non-qualified stock option.

Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder would recognize no taxable income upon exercise of an incentive stock option if the option holder (a) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”) and (b) is an employee of either (i) the company granting the option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares of common stock so acquired.

If, however, an option holder disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before the Holding Period has expired (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income and subject to employment taxes. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Payment of Option Price in Shares. In the case of a non-qualified option, if the option price is paid by the delivery of shares of common stock previously acquired by the option holder having a fair market value equal to the option price (“Previously Acquired Shares”), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of shares of common stock. The option holder’s basis and holding period in the number of shares of common stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The option holder would treat the fair market value of the number of shares of common stock received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The option holder’s basis in such excess shares of common stock would be equal to their fair market value at the time of exercise. The option holder’s holding period in such excess shares of common stock begins on the date the option holder acquires those shares of common stock.

In the case of an incentive stock option, the federal income tax consequences to the option holder of the payment of the option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an incentive stock option or an option granted under an employee stock purchase plan (“Statutory Option”) and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the option holder’s basis and holding period in the number of shares of common stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the option holder upon the Disqualifying Disposition of the Previously Acquired Shares, (ii) the option holder’s basis in the number of shares of common stock received in excess of the number of Previously Acquired Shares used would be zero, (iii) the option holder’s holding period in such excess shares of common stock begins on the date the option holder acquires those shares of common stock and (iv) the other incentive stock option rules would apply. Upon a subsequent Disqualifying Disposition of the shares of common stock so received, the shares with the lowest basis would be treated as disposed of first.

Purchased Stock. The grant of purchased stock will produce immediate tax consequences for both the participant and us if the consideration paid is less than the fair market value of the stock purchased. The participant will be treated as having received ordinary compensation income in an amount equal to the excess of the then fair market value of the common stock awarded over the amount, if any, paid for such shares. Subject to application of Section 162(m) of the Code, as discussed below, we will receive a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

Bonus Stock. In general, a person will treat the fair market value of bonus stock awards on the date such amount is received as compensation, taxable as ordinary income and subject to employment taxes. Subject to the application of Section 162(m) of the Code, as discussed below, we will be entitled to a deduction for the corresponding amount assuming any federal income tax reporting requirements are satisfied.

Stock Appreciation Rights and Phantom Stock. The amount received upon exercise of a stock appreciation right or upon receipt of cash or stock pursuant to an award of phantom stock is included in taxable income at the time the cash or stock is received. In the case of receipt of stock, the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Code, described below, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the Plan participant.

Restricted Stock. A participant who has been granted an award of restricted stock will not realize taxable income at the time of the award, and we will not be entitled to a tax deduction at the time of the award, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse without an election by the participant to be taxed at the time of the award, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at such time over the amount, if any, paid for such shares. We will be entitled to a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

Performance Awards. In general, a participant who receives a performance award will not be taxed on receipt of the award, but instead the fair market value of the common stock or the cash received will be taxable as ordinary compensation income with respect to a performance award, on the date that the shares of common stock cease to be subject to forfeiture. Subject to the application of Section 162(m) of the Code, as discussed below, we will be entitled to a deduction for a corresponding amount. A grantee of a performance award may elect to recognize ordinary income at the time the stock is received by making an election under Section 83(b) of the Code, with the Internal Revenue Service within thirty (30) days of the transfer of such shares. If such election is filed, the grantee will not recognize income when the restrictions lapse, and any subsequent disposition of the shares will result in a capital gain or loss. If, upon a taxable disposition of the shares of common stock, the grantee receives proceeds more or less than his or her basis in the shares of common stock, any gain will be long-term or short-term capital gain, and any loss will be long-term or short-term capital loss, depending on the holding period of the shares of common stock, measured from the date that the shares of common stock were received, if receipt was a taxable event to such participant or from the date the restrictions on the shares lapsed if such lapse was a taxable event to the participant.

Other Stock or Performance-based Awards. The tax consequences of other types of “stock or performance-based awards” will depend upon the nature and terms of the awards.

Withholding for Taxes

No common stock shall be issued under the Plan until arrangements satisfactory to us have been made for the payment of any tax amounts that may be required to be withheld or paid by us with respect thereto. At the discretion of the Committee, such arrangements may include allowing the participant to tender to us shares of common stock already owned by the participant or to request us to withhold shares of common stock being acquired pursuant to the award which have an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such award.

Additional Tax Consequences

Section 162(m) of the Code, places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance-based” compensation under Section 162(m)(4)(C) of the Code, are exempt from the cap and do not count toward the $1 million limit. Generally, options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.

The Board recommends that you vote “FOR” the adoption of the TETRA Technologies, Inc. 2004 Equity Incentive Compensation Plan, and proxies returned will be so voted unless contrary instructions are indicated thereon.

INFORMATION ABOUT US

INFORMATION ABOUT CONTINUING DIRECTORS

The six continuing directors and certain additional information with respect to each of them are as follows:

Name	Age	Position with us	Year first became a director
Hoyt Ammidon, Jr.	66	Director (Class III)	1998
Paul D. Coombs	48	Executive Vice President, Chief Operating Officer and Director (Class I)	1994
Allen T. McInnes	66	Director (Class I)	1993
Kenneth P. Mitchell	64	Director (Class III)	1997
J. Taft Symonds	64	Chairman of the Board and Director (Class I)	1981
Kenneth E. White, Jr.	57	Director (Class III)	2002

Hoyt Ammidon, Jr. has served as a member of our Board of Directors since 1998. He served as a managing director of Berkshire Capital Corporation, a private company that provides merger and acquisition related services to the investment management and securities industries, from November 1994 to January 2004 and as an advisory director since January 2004. Prior thereto, he held various executive positions at Cazenove Incorporated, a brokerage firm, The Chase Manhattan Investment Bank and E.F. Hutton & Co., Inc. He also serves as a director and chairman of the audit committee of the board of directors of Balchem Corporation, which manufactures microencapsulated products and is a specialty repackager of industrial gases. Mr. Ammidon received his B.A. degree in History from Yale University.

Paul D. Coombs has served as Executive Vice President and Chief Operating Officer since May 2001. He served as an Executive Vice President from January 1994 to May 2001 and as a member of our Board of Directors since June 1994. Mr. Coombs served as our Senior Vice President – Oil & Gas from 1987 to 1994. From 1985 to 1987, he served as our General Manager – Oil & Gas. Mr. Coombs has served in numerous other positions for us since 1982.

Allen T. McInnes has served as a member of our Board of Directors since 1993. He served as our President and Chief Executive Officer from April 1996 to January 2000. Mr. McInnes has served as Dean of the Business School of Texas Tech University since September 2001. He has served as Chairman of the Board of TGC Industries, which is involved in the geophysical business, since July 1993. Mr. McInnes has been a director of Chase Packaging Corporation since 1993. He has been a director of Alamosa Holdings Inc., which provides wireless communications services, since February 2003. Mr. McInnes is a former Executive Vice President and director of Tenneco, Inc., where at various times he had overall corporate-level responsibility for chemicals, minerals, packaging, international development and real estate operations. Mr. McInnes received his B.B.A., M.B.A. and Ph.D. degrees from the University of Texas and he completed the Advanced Management Program at Harvard Business School in 1973.

Kenneth P. Mitchell has served as a member of our Board of Directors since 1997. He is presently a director and chairman of the compensation committee of Balchem Corporation, which manufactures microencapsulated products and is a specialty repackager of industrial gases. Mr. Mitchell served as President and Chief Executive Officer of Oakite Products, Inc., a specialty chemicals company, from 1986 to 1993. From 1964 to 1986, he held a number of executive positions with Diamond Shamrock Corporation, all of which were related to various commodity and specialty chemical businesses. Mr. Mitchell received his B.S. degree in Marketing and Finance from Ohio State University and he completed the Senior Executive Program at M.I.T. in 1979.

J. Taft Symonds has served as a member of our Board of Directors since 1981 and as our Chairman of the Board since October 1993. He has served as Chairman and a director of Maurice Pincoffs Company, Inc., a private international marketing company, and as President and a director of Symonds Trust Co., Ltd., a private investment firm, since 1978. Mr. Symonds also serves as a director and a member of the audit and compensation committees of the board of directors of Plains Resources, Inc., an energy company, and as a director and member of the audit committee of Plains All American Pipeline, L.P., which is engaged in crude oil transportation, terminaling and storage. Mr. Symonds received his B.A. degree from Stanford University and his M.B.A. from Harvard Business School.

Kenneth E. White, Jr. has served as a member of our Board of Directors since 2002. Mr. White served as President and Chief Operating Officer and a director of Torch Energy Advisors until his retirement in January 2001. Prior to his initial employment by Torch in 1989, he served as Executive Vice President and General Manager of Gruy Engineering. From 1982 to 1989, Mr. White served in several positions with Tenneco Oil related to Gulf Coast reservoir management and engineering. He received his B.S. degree in Mechanical Engineering from Louisiana State University.

DIRECTOR COMPENSATION

Directors who are not our employees or employees of any of our subsidiaries or affiliates (the “Outside Directors”) currently receive compensation of $2,187.50 per month ($2,000 per month during fiscal 2003) plus $1,000 for each Board meeting attended, and they are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board. In addition, Directors traveling from out of state to Board or Committee meetings receive a $750 travel stipend. Outside Directors who are members of the Audit Committee, the Management and Compensation Committee or the Nominating and Corporate Governance Committee are also paid $1,000 for each meeting of those committees attended. In addition to the $1,000 for each meeting attended, the chairmen of the Management and Compensation Committee and Nominating and Corporate Governance Committee are paid $500 per calendar quarter and the chairman of the Audit Committee is paid $1,500 per calendar quarter. Mr. Symonds receives $6,250 per month for serving as our Chairman of the Board, and he receives no additional compensation for attending meetings of the Board. Mr. Symonds received total annual cash compensation of $70,000 in 2003 for serving as our Chairman of the Board of Directors. Prior to July 1, 2003, Mr. Symonds was considered an employee, and he received $32,500 in that capacity; after that date he began receiving the $6,250 per month in director’s fees.

Under our Director Stock Option Plan, as amended, each of the Outside Directors generally receives an automatic grant of an option to purchase 8,000 shares of our common stock on January 1 of each year while he is a director. The options have an exercise price equal to the closing price as of the last trading day of the previous year. As a result, on January 1, 2004, each of the Outside Directors received an option to purchase 8,000 shares at an exercise price of $24.24 per share except that Mr. Symonds received prorated options to purchase 6,000 shares at an exercise price of $24.24 per share. In addition, in connection with the Company's August 21, 2003, 3-for-2 stock split, each of the Outside Directors, other than Mr. Symonds, received a discretionary grant of an option to purchase 4,000 shares of our Common Stock at an exercise price of $24.24 per share. On June 24, 2003, Mr. Symonds received an option to purchase 12,000 shares of our common stock at an exercise price of $19.33 per share under our 1998 Director Stock Option Plan.

BOARD MEETINGS AND COMMITTEES

Meetings and Attendance. During 2003, the Board of Directors had seven meetings. The standing committees of the Board of Directors currently consist of an Audit Committee, a Management and Compensation Committee and a Nominating and Corporate Governance Committee. During 2003, the Audit Committee had six meetings, the Management and Compensation Committee had four meetings and the Nominating and Corporate Governance Committee had three meetings. Copies of the Audit Committee Charter, Management and Compensation Committee Charter, the Nominating and Corporate Governance Committee Charter, and the Corporate Governance Guidelines are available in the Corporate Governance section of the Investor Relations page of our web site at http://www.tetratec.com. In addition, the Company has adopted a Code of Business Conduct and Ethics for directors, officers and employees and a Code of Ethics for Senior Financial Officers, which are available on the Corporate Governance Section of the Investor Relations page of our website at http://www.tetratec.com. If any substantive amendments are made to either code, the nature of such amendment will be disclosed on our website. In addition, if a waiver from either code is granted to an executive officer, director or principal accounting officer, the nature of such waiver will be disclosed on our website.

During 2003, each member of the Board of Directors attended 75% or more of the meetings of the Board of Directors held while he was a member of the Board and 75% or more of the meetings of all committees of the Board of Directors of which he was a member that were held during the time he was a member. Our Corporate Governance Guidelines provide that our preference is to have our directors attend the annual meeting of stockholders. All members of our Board of Directors attended the Annual Meeting of Stockholders in 2003.

Audit Committee. The Board of Directors has an Audit Committee, which is currently comprised of Mr. Ammidon, as Chairman, and Messrs. Cunningham, Mitchell and White. The Audit Committee’s primary purpose is to assist the Board of Directors’ oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and (d) the performance of our internal audit function and independent auditors. The Audit Committee has sole authority to appoint and terminate our independent auditors. To promote the independence of its audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. As required by New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (the “Commission”) rules regarding audit committees, the Board of Directors has reviewed the qualifications of its Audit Committee and has determined that none of the current members of the Audit Committee have a relationship with us that might interfere with the exercise of their independence from us or our management, as independence is defined in the listing standards for the NYSE. Our Board of Directors has determined that Mr. Ammidon, Chairman of the Audit Committee, is an audit committee financial expert as described in Item 401(h) of Regulation S-K.

Management and Compensation Committee. The Board of Directors has a Management and Compensation Committee, which is currently comprised of Mr. Delimitros, as Chairman, and Messrs. Ammidon and Mitchell. The functions performed by the Management and Compensation Committee include reviewing and establishing overall management compensation, administering our employee stock option plans, and approving salary and bonus awards to our executive officers. Our Board of Directors has determined that each member of the Management and Compensation Committee is independent, as independence is defined in the listing standards for the NYSE.

Nominating and Corporate Governance Committee. The Board of Directors has a Nominating and Corporate Governance Committee, which is currently comprised of Mr. Cunningham, as Chairman, and Messrs. Ammidon, Delimitros, McInnes, Mitchell and White. The Nominating and Corporate Governance Committee investigates and makes recommendations to the Board with respect to qualified candidates to be nominated for election to the Board and reviews and makes recommendations to the Board of Directors with regard to candidates for directors nominated by stockholders in accordance with our bylaws. The Nominating and Corporate Governance Committee will consider candidates for director who are properly nominated by stockholders. Any stockholder wishing to propose a nominee should submit a recommendation in writing to our Corporate Secretary, indicating the nominee’s qualifications and other relevant biographical information, confirmation of the nominee’s consent to serve as a director, and all other information required by our bylaws for the nomination of director candidates. This committee also investigates and makes recommendations to the Board with regard to all matters of corporate governance, including the structure, operation and evaluation of the Board and its committees. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as independence is defined in the listing standards for the NYSE.

Executive Sessions of the Board of Directors. As set forth in the Company’s Corporate Governance Guidelines, the Company’s Non-Management Directors meet regularly in executive sessions following each regularly scheduled meeting of the Board of Directors. These executive sessions are presided over by Mr. Symonds. “Non-Management” Directors are all those Directors who are not our employees. “Non-Management” Directors include Directors, if any, who are not independent as determined by the Board of Directors. The Non-Management Directors presently consist of all current Directors except Messrs. Hertel and Coombs. The independent Non-Management Directors will meet in executive session at least one time per year, in connection with a regularly scheduled meeting of the Board of Directors. Mr. Cunningham, the Chairman of the Nominating and Corporate Governance Committee, will serve as the presiding independent Non-Management Director at each such executive session.

Communications with Directors. Our security holders and other interested parties may communicate with one or more of our Directors (including any presiding Director or the Non-Management Directors as a group) by mail in care of our Corporate Secretary, TETRA Technologies, Inc., 25025 Interstate 45 North, Suite 600, The Woodlands, Texas 77380. Such communications should specify the intended recipient or recipients. All such communications, other than commercial solicitations or communications, will be forwarded to the appropriate Director or Directors.

Stockholder Nominations. Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will consider proposals for nominees for Director from others. In order to nominate a Director at the Annual Meeting, our Bylaws require that a stockholder follow the procedures set forth in Article III, Section 3 of our Bylaws (available on our web site at http://www.tetratec.com). In order to recommend a nominee for a Director position, a stockholder must be a stockholder of record at the time the stockholder gives notice of its recommendation and the stockholder must be entitled to vote for the election of Directors at the meeting at which such nominee will be considered. Stockholder recommendations must be made pursuant to written notice delivered to our Corporate Secretary at our principal executive offices no later than 80 days prior to the date of the annual or special meeting at which Directors are to be elected; provided, that if the date of the annual or special meeting was not publicly announced more than 90 days prior to the annual or special meeting, such notice by the stockholder will be timely if delivered to the Secretary no later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to the stockholders.

The stockholder notice must set forth the following:

1. Name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

2. A representation that the stockholder is a holder of record of common stock entitled to vote at the meeting and intends to appear in person or by proxy to nominate the person or persons specified;

3. A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons under which the nomination(s) are to be made by the stockholder;

4. As to each person the stockholder proposes to nominate for election as a Director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

5. The written consent to serve as a director if elected by each person nominated.

In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

Nominating and Corporate Governance Committee Nominations. The Nominating and Corporate Governance Committee selects each nominee based on the nominee’s skills, achievements and experience. As set forth in our Corporate Governance Guidelines, the following will be considered, among other things, in selecting candidates for the Board of Directors: knowledge, experience, and skills in areas critical to understanding us and our business; personal characteristics, such as integrity and judgment; and candidates’ commitments to the boards of other companies.

When seeking candidates for Director, the Nominating and Governance Committee may solicit suggestions from incumbent Directors, management, stockholders or others. While the Committee has authority under its charter to retain a search firm for this purpose, no such firm was utilized in 2003. After conducting an initial evaluation of a potential candidate, the Committee will interview that candidate if it believes such candidate might be suitable to be a Director. The Committee may also ask the candidate to meet with management. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate’s election.

AUDIT COMMITTEE REPORT

The Audit Committee includes four directors who are independent, as independence is defined in the listing standards for the NYSE. The Audit Committee assists the Board in overseeing matters relating to our accounting and financial reporting practices, the adequacy of our internal controls and the quality and integrity of our financial statements. On March 10, 2004, the Board adopted a new charter for the Audit Committee, which is attached to this proxy statement as Exhibit C. It is also available in the Corporate Governance section of the Investor Relations page of our web site at http://www.tetratec.com.

The Audit Committee met six times during the year ended December 31, 2003. The Audit Committee reviewed with management and the independent auditors the interim financial information included in our quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2003, June 30, 2003, and September 30, 2003 prior to their being filed with the Commission.

The independent auditors provided the Audit Committee with a written statement describing all the relationships between us and our auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee also discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

With and without management present, the Audit Committee discussed and reviewed the results of the independent auditors’ examination of our December 31, 2003 financial statements. The discussion included matters related to the conduct of the audit, including the following: the selection of and changes in significant accounting policies; the methods used to account for significant or unusual transactions; the effect of significant accounting policies in controversial or emerging areas; the process used by management in formulating particularly sensitive accounting estimates; the basis for the auditors’ conclusions regarding the reasonableness of those estimates; significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles; the basis for management’s accounting estimates; and the disclosures in the financial statements.

The Audit Committee reviewed our audited financial statements as of and for the year ended December 31, 2003, and discussed them with management and the independent auditors. Based on the reviews and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission.

Submitted by the Audit Committee

of the Board of Directors,

Hoyt Ammidon, Jr., Chairman

Ralph S. Cunningham

Kenneth P. Mitchell

Kenneth E. White, Jr.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

FEES PAID TO PRINCIPAL ACCOUNTING FIRM

The following table sets forth the aggregate fees billed to us by our principal accounting firm, Ernst & Young LLP, for the fiscal years ended December 31, 2003 and 2002, respectively:

	2003	2002
Audit Fees	$484,363	$448,044
Audit Related Fees (1)	29,330	26,240
Tax Fees (2)	15,928	15,260
All Other Fees (3)	9,621	–
Total Fees	$539,242	$489,544

(1) Employee benefit plan audit and internal controls consultations

(2) Domestic and international tax compliance

(3) Verification of financial information to regulatory agency in 2003

The Audit Committee approved 100% of these fees. Before approving these fees, the Audit Committee considered whether the provision of services by Ernst & Young LLP that are not related to the audit of our financial statements was compatible with maintaining the independence of Ernst & Young LLP and they concluded that it was.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy provides that our independent auditor (the “Audit Firm”) may provide only those services pre-approved by the Audit Committee or its designated subcommittee. The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the Audit Firm. To the extent practical, at the same meeting the Audit Committee also reviews and approves a budget for each of such services. The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

Services proposed to be provided by the Audit Firm that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee.

All requests or applications for the Audit Firm to provide services to us must be submitted to the Audit Committee or its designated subcommittee by the Audit Firm and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with applicable laws, rules and regulations relating to auditor independence. It is our policy that if any of our employees or any representative of the Audit Firm becomes aware that any services are being, or have been, provided by the Audit Firm to us without the requisite pre-approval, such individual must immediately notify the Controller or the Chief Financial Officer, who must promptly notify the Chairman of the Audit Committee and appropriate members of senior management so that prompt action may be taken to the extent deemed necessary or advisable.

The Audit Committee may form and delegate to a subcommittee composed of one or more of its members, the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services, provided that any such grant of pre-approval shall be reported to the full Audit Committee no later than its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Audit Firm.

MANAGEMENT AND COMPENSATION COMMITTEE REPORT

The Management and Compensation Committee (referred to in this Report as the “Committee”), which is comprised solely of Outside Directors, establishes our overall management compensation and is responsible for investigating, determining and awarding compensation to be paid to our executive officers, including grants under our stock option plans. In order to make such determinations, each year the Committee evaluates (i) our performance relative to our annual objectives, (ii) our performance relative to changes in the industry (i.e., performance relative to the opportunities available), and (iii) each executive officer’s contribution to our achievements during the year.

The basic objectives of the executive compensation program are to:

• Enable us to attract, retain, motivate and reward high caliber executive officers to manage our diverse, interconnected businesses;

• Inspire the executive officers to work as a team to innovatively and aggressively pursue our goals, including our multifaceted growth plan;

• Encourage the executive officers to analyze and make improvements to our business systems in order to carry operations to higher levels of achievement and efficiency;

• Emphasize “pay for performance” by having a significant portion of the executive officers’ total compensation “at risk” in the form of incentive compensation; and

• Align the long-term interests of the executive officers with those of our stockholders through the use of stock options as a portion of compensation and thereby encourage the achievement of performance objectives that enhance stockholder value on a continuing basis.

The Committee monitors general industry conditions, changes in regulations and tax laws, and other developments that may require modifications of the executive compensation program in order to ensure the program is properly structured to achieve its objectives. Our executive compensation program currently is comprised of three major components: (i) base salary, (ii) annual incentive bonuses, and (iii) longer-term incentive stock options.

Base Salaries. The Committee determines base salaries for each of our executive officers on an individual basis, taking into consideration the performance of the individual and his contributions to our performance, compensation by industry competitors for comparable positions, internal equities among positions, and general economic conditions. Although no specific weight is assigned to these factors, the Committee generally targets the midpoint range of salary levels paid within the industry as a primary consideration in setting base salaries. In order to determine salary levels paid within the industry, the Committee reviews various industry surveys and proxy information of its competitors and, from time to time, consults with independent compensation consulting firms. The Committee gives serious consideration to the recommendations of the Chief Executive Officer with regard to the salaries to be paid to the executive officers. The Committee believes that maintaining a competitive base salary structure is vital to attracting and retaining talented executives and that optimal performance is encouraged through the use of incentive programs, such as annual incentive compensation and stock option plans, which further the goal of having “at risk” compensation as an important component of the executive compensation program.

Annual Incentive Compensation. In addition to their base salaries, each of our executive officers (in addition to other key employees) is eligible to earn a cash bonus under our Incentive Compensation Program each year, depending on the extent to which (i) we (and the executive officer’s applicable Division, if any) achieve our earnings per share goal for the applicable year and (ii) such individual achieves his or her individual goals, which typically include various operating, financial and strategic goals (such as achievement of divisional earnings or other financial targets and successful completion of major projects) that are considered to be important to our long- or short-term success. Individual goals are not specifically weighted in the determination of whether to award bonuses to the executive officers. The Incentive Compensation Program has levels of participation, each of which represents a maximum bonus that may be awarded (expressed as a percentage of base pay), based on the extent to which we achieve our earnings goal. Senior executive officers participate in the top two levels. After a year-end review of corporate and divisional achievements and the personal achievement of the applicable individual goals, the Chief Executive Officer determines the amount of the bonus, if any, that he recommends be awarded to each executive officer. Such review includes the Chief Executive Officer’s subjective evaluation of factors that include the extent to which the goals were achieved by the executive officers. The Committee reviews, makes changes if desired, and approves such bonuses to the executive officers.

Stock Options. We have used stock options for many years as our long-term incentive program for executive officers and other key employees. Stock options align the benefits received by our executive officers and key employees with the appreciation realized by the stockholders over comparable periods. The Committee administers our stock option plans, taking into consideration the recommendations of the Chief Executive Officer with regard to specific option grants. Stock options are usually granted at exercise prices not less than the market value of the stock on the date of the grant. In general, 20% of options vest one year after the date of grant and the remainder of the options vests ratably over the next four years (assuming continued employment). As a result, no options have any realizable value unless the optionee remains employed by us and our stock appreciates in value over the exercise price. Termination of employment triggers a requirement that vested options be exercised or forfeited. Stock options provide the executive officers and other key employees the opportunity to acquire and build a meaningful ownership interest in us and, therefore, closely align their interests with those of our stockholders. In 2003, the Committee approved grants of options to purchase an aggregate of 855,008 shares of our common stock, including options to executive officers to purchase an aggregate of 559,507 shares, of which 448,506 are Performance Options described below.

Performance-Based Stock Options. Our 1990 Stock Option Plan also permits the issuance of options (the “Performance Options”) that are subject to early vesting only if the price of our common stock increases significantly. The Committee believes that such options will be powerful incentives to our executive officers to bring their full talents and energies to bear to accomplish the significant increases in stockholder value that vesting requires, within the option period. In 2003, the Committee approved grants of Performance Options to Messrs. Abell, Coombs, Hanna, Hertel, and Symens. (See below under “Summary Compensation Table” and “Stock Options” for details of these option grants.)

Compensation of Chief Executive Officer. Mr. Hertel received $275,000 in salary as our President and Chief Executive Officer in 2003. He received a cash bonus of $165,000 based on our performance in 2003. In addition, Mr. Hertel received a 2003 grant of 187,501 Performance Options. Mr. Hertel’s current salary is $315,000. In determining the terms of Mr. Hertel’s compensation and benefits, the Committee considered Mr. Hertel’s substantial experience and qualifications, which included his twenty years with us as a director and ten years with us as an executive officer. The Committee reviewed the levels of base pay and incentive and other compensation, including stock options, that would be necessary in order to induce him to serve as President and Chief Executive Officer, considering the compensation provided to the presidents and chief executive officers of other publicly traded companies of similar size and business type. No specific survey of such compensation was commissioned by the Committee, and no specific weight was given to any single qualification or other factor. (See below under “Stock Options” for details of Mr. Hertel’s option grants.)

Submitted by the Management and Compensation Committee

of the Board of Directors,

Tom H. Delimitros, Chairman

Hoyt Ammidon, Jr.

Kenneth P. Mitchell

This report and the Performance Graph set forth later in this Proxy Statement have been prepared for inclusion in the proxy materials to be provided to our stockholders for the Annual Meeting to be held May 12, 2004 and not for inclusion in any other filing required under the Securities Act or the Exchange Act except to the extent we specifically incorporate such information by reference into a filing under either of such Acts. This Report is not to be considered “soliciting materials” as that term is used in the proxy rules of the Commission.

Insider Stock Sales

We acknowledge that sales of Common Stock by our executive officers will occur periodically. In particular, we believe that our executive officers who have a significant portion of their net worth in Common Stock may desire to diversify their investment portfolios over time and may be required to sell Common Stock to finance stock option exercises and pay related taxes. We have established a policy for trading in Common Stock. This policy is designed to help ensure compliance with the federal securities laws and allow the anticipated periodic sales to occur in an orderly fashion. The trading policy also prohibits our directors, officers and employees from engaging in short sales of our Common Stock and from buying or selling puts, calls or options involving Common Stock (other than employee stock options).

EXECUTIVE COMPENSATION

Executive Officers

Our current executive officers and their ages and positions are as follows:

Name	Age	Position
Geoffrey M. Hertel	59	President, Chief Executive Officer and Director
Paul D. Coombs	48	Executive Vice President, Chief Operating Officer and Director
Joseph M. Abell, III	49	Senior Vice President and Chief Financial Officer
Gary C. Hanna	46	Senior Vice President
Dennis R. Mathews	45	Senior Vice President
Raymond D. Symens	53	Senior Vice President
G. Matt McCarroll	44	President of Maritech Resources, Inc.
Bass C. Wallace, Jr.	45	General Counsel and Corporate Secretary
Ben C. Chambers	48	Vice President – Accounting and Controller
Bruce A. Cobb	54	Vice President – Finance and Treasurer
Linden H. Price	57	Vice President – Administration

(Information regarding the business experience of Messrs. Hertel and Coombs is set forth above under “Information about Continuing Directors.”)

Joseph M. Abell, III has served as our Senior Vice President and Chief Financial Officer since May 2001. From January 1998 to May 2001 he served as Vice President of Sithe Energies, Inc. and then as Senior Vice President of one of its parent companies, Marubeni Power International, Inc., where he was involved in the acquisition, development and financing of power generation projects in Latin America. From December 1994 through December 1997 Mr. Abell was employed as a Project Director by British Gas International, Inc. and prior to that time he held various acquisition, strategic planning and project development positions in the power generation and gas pipeline businesses with American National Power, Transco Energy Company and Tenneco Inc. Mr. Abell received his B.S. degree in Mechanical Engineering from Cornell University and his M.B.A. degree from the University of Chicago.

Gary C. Hanna has served as a Senior Vice President of the Company since November 2001. He has served as Chief Executive Officer of our Maritech Resources, Inc. subsidiary, since March 2003, having previously served as President of Maritech from June 2000 to March 2003. From 1995 to 2000 Mr. Hanna served as a director of Gloria Corporation, a private oil and gas exploration company with operations in the mid-continental U.S. From 1994 to 1998 he served as Executive Vice President and Chief Operating Officer of DLB Oil and Gas, Inc., an oil and gas exploration company with operations in the mid-continental U.S. From 1996 to 1998 Mr. Hanna served as President and a director of Gulfport Energy Corporation, an oil and gas exploration company with operations in the U.S. Gulf Coast. From 1998 to the present he has served as President, Chief Executive Officer and a director of Spectral Logging Technologies, Inc., a private company with downhole logging technology. Mr. Hanna received his B.A. degree in Economics from the University of Oklahoma.

Dennis R. Mathews has served as a Senior Vice President of the Company since January 2001. He has served as Vice President of TETRA International since 1994, as General Manager of our INTEQ/TETRA joint venture from 1991 to 1994, and in numerous other positions with us since 1982. Mr. Mathews received his B.S. degree in Business Management from Southwestern Oklahoma State University.

Raymond D. Symens has served as a Senior Vice President of the Company since 1994. He served as Vice President – Manufacturing from 1988 to 1994. From 1976 to 1988 Mr. Symens held various executive positions with Earth Sciences Incorporated and its wholly owned Canadian subsidiary, ESI Resources, Ltd., ultimately serving as Vice President and General Manager for the company’s chemical recovery operations located in Western Canada. Mr. Symens received his B.S. degree in Metallurgical Engineering from the South Dakota School of Mines and Technology.

G. Matt McCarroll has served as President of our subsidiary, Maritech Resources, Inc., since March 2003. He served as Vice President of Maritech from October 2001 to 2003. From 1999 to 2000 Mr. McCarroll was Vice President of Business Development of Grant Geophysical Inc. From 1997 to 1999 he served as President of Augusta Petroleum Partners, LLC, and from 1988 to 1997 was employed by Plains Resources Inc., last serving as Vice President. Mr. McCarroll received his B.A. degree in Business Administration from Louisiana State University in Baton Rouge, Louisiana.

Bass C. Wallace, Jr. has served as our General Counsel since 1994 and as our Corporate Secretary since 1996. From 1984 to 1994 he was engaged in the private practice of law. Mr. Wallace received his B.A. degree in Economics from the University of Virginia and his J.D. degree from the University of Texas School of Law.

Ben C. Chambers has served as our Vice President – Accounting and Controller since May 2001. He served as Chief Accounting Officer from May 2000 to May 2001. He was first employed by us in 1993, and served as Controller of our Oil & Gas Services Division from January 1995 to May 2000. From 1979 to 1992 Mr. Chambers held various management positions with Baker Hughes, Inc., most recently as Controller for its Tubular Services Division. Mr. Chambers received his B.S. degree in Accounting from the University of Oklahoma, and he is a certified public accountant.

Bruce A. Cobb has served as our Vice President – Finance and Treasurer since May 2001. He served as our Controller and Treasurer from May 2000 to May 2001 and as our Chief Accounting Officer from June 1999 to May 2000. Mr. Cobb served as our Controller from 1991 to May 1999. From 1987 to 1991 he was the Chief Financial Officer of Speeflo Manufacturing Company. From 1979 to 1987 Mr. Cobb served as Division Controller for Hughes Production Tools, a division of Hughes Tool Company. From 1973 to 1979 he practiced accounting with Ernst & Young. Mr. Cobb received his B.B.A. degree in Accounting from the University of Texas, and he is a certified public accountant.

Linden H. Price has served as our Vice President – Administration since May 2001. He has served as Director of our Human Resources department since September 1993. From 1989 to 1993 Mr. Price was Director of Human Resources for TRW Environmental Services, a business unit of TRW Inc. From 1982 to 1989 he was Director of Human Resources and Administration for Grant-Norpac, a geophysical services company. Mr. Price received his B.A. degree in Social Sciences from the College of Santa Fe and his masters degree in Human Development from the University of Maryland.

Compensation of Executive Officers

The following information is given for the years 2001 through 2003 with respect to (i) our Chief Executive Officer and (ii) each of our four most highly compensated executive officers (each a “Named Executive Officer”):

Summary Compensation Table

		Annual Compensation (1)		Long-term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options (#)	All Other Compensation (2)
Geoffrey M. Hertel	2003	$275,000	$165,000	187,501	$5,712
President and	2002	275,000	0	100,000	5,500
Chief Executive Officer	2001	264,417	325,000	95,000	5,077

Paul D. Coombs	2003	$273,846	$140,000	150,001	$5,954
Executive Vice President	2002	260,000	0	100,000	5,500
and Chief Operating Officer	2001	250,766	310,000	70,000	4,823

Joseph M. Abell, III	2003	$210,384	$68,800	30,001	$3,086
Senior Vice President and	2002	200,000	0	0	2,769
Chief Financial Officer	2001	127,376	75,000	60,000	0

Gary C. Hanna	2003	$189,996	$259,899	30,000	$3,662
Senior Vice President	2002	190,000	58,896	20,000	3,308
	2001	115,769	93,340	10,000	0

Raymond D. Symens	2003	$220,000	$80,000	30,000	$6,000
Senior Vice President	2002	204,613	35,000	10,000	5,500
	2001	199,996	104,000	20,000	5,077

(1) During the years ended December 31, 2001, 2002 and 2003, none of the Named Executive Officers received perquisites or other personal benefits that exceeded the lesser of $50,000 or 10% of the total annual salary and bonus for such individual.

(2) Represents employer matching contributions under our 401(k) Retirement Plan.

Employment Agreement. We do not have an employment agreement with Mr. Hertel or any other of the Named Executive Officers other than Mr. Hanna. Although he is an employee-at-will similar to all our other executive officers, Mr. Hanna is party to a letter agreement, dated March 20, 2002, with us under which he is entitled to a quarterly cash bonus based on the net oil and gas production revenues of our Maritech Resources, Inc. subsidiary. In addition, this agreement contains certain continuation of salary and bonus provisions that are applicable in the event we sell a controlling interest in Maritech. Mr. Hanna would not be entitled to any payments under this agreement in event of a change of control of TETRA Technologies, Inc., or in certain other circumstances.

401(k) Plan. Under our 401(k) Retirement Plan (the “401(k) Plan”), eligible employees may contribute on a pretax basis up to 70% of their compensation, subject to an annual maximum established under the Internal Revenue Code. We make a matching contribution under the 401(k) Plan equal to 50% of the first 6% of a participant’s annual compensation that is contributed to the 401(k) Plan. As of December 31, 2003, approximately 92% of all eligible employees were participating in the 401(k) Plan.

Stock Options

The following information concerns individual grants of stock options made during the last fiscal year to the Named Executive Officers:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Theoretical Value (1)
Geoffrey M. Hertel	187,501	(2)	21.93%	$14.25	3/25/2011	$1,756,884
Paul D. Coombs	150,001	(2)	17.54%	$14.25	3/25/2011	$1,405,509
Joseph M. Abell, III	15,001		1.75%	$13.02	2/21/2013	$128,409
Joseph M. Abell, III	15,000	(2)	1.75%	$13.02	2/21/2011	$128,409
Gary C. Hanna	15,000		1.75%	$13.02	2/21/2013	$128,400
Gary C. Hanna	15,000	(2)	1.75%	$13.02	2/21/2011	$128,400
Raymond D. Symens	15,000		1.75%	$13.02	2/21/2013	$128,400
Raymond D. Symens	15,000	(2)	1.75%	$13.02	2/21/2011	$128,400

(1) The theoretical values on the grant date were calculated using the Black-Scholes Model. The Black-Scholes Model is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors to estimate an option’s theoretical value, including the stock’s historical volatility and dividend rate, the exercise period of the option and interest rates. The grant date theoretical value above assumes a volatility of 46%, a dividend yield of 0.0%, a 3.0% risk free rate of return and an exercise five to six years after the grant date.

(2) Performance option that vests in full in five years from grant date, subject to earlier vesting as follows: (i) in the event the market value per share of Common Stock is greater than or equal to 150% of the exercise price for a period of at least 20 consecutive trading days, 50% of the shares underlying such option vest immediately and (ii) in the event the market value per share of Common Stock is greater than or equal to 200% of the exercise price for a period of at least 20 consecutive trading days, the remaining 50% of the shares underlying such option vest immediately. Vested options must be exercised within three years of vesting, and, in general, no more than 150,000 vested options may be exercised in any 90 day period.

The following table shows all exercises of stock options during the last fiscal year by our Named Executive Officers and the fiscal year end value of unexercised options:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options Held at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Not Exercisable	Exercisable	Not Exercisable
Geoffrey M. Hertel	24,482	$369,176	274,517	210,128	$3,460,854	$2,313,529
Paul D. Coombs	101,500	2,050,992	300,875	191,378	4,201,522	2,115,872
Joseph M. Abell, III	0	–	47,499	72,502	519,838	684,680
Gary C. Hanna	39,316	392,415	3,932	54,253	53,389	648,122
Raymond D. Symens	9,408	189,797	92,501	68,125	825,455	747,160

(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of our common stock on December 31, 2003 was $24.795, based on the average of the high and low sales prices on the New York Stock Exchange on that date as reported by the Wall Street Journal.

The following table provides information as of December 31, 2003, regarding compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities shown in the first column)
Equity compensation plans approved by stockholders (1)
1990 Plan	2,131,765	$11.9397	634,024
Director Plan	12,000	$8.9583	249

TOTAL:	2,143,765	$11.9230	634,273

Equity compensation plans not approved by stockholders (2)
1996 NQ Plan	566,600	$14.9823	236,829
1998 Director Plan	284,836	$11.0298	255,939

TOTAL:	851,436	$13.6601	492,768

All Plans	2,995,201	$12.4168	1,127,041

(1) Consists of shares of our Common Stock issued or remaining available for issuance under our 1990 Stock Option Plan, as amended, and the Director Stock Option Plan, as amended.

(2) Consists of shares of our Common Stock issued or remaining available for issuance under our 1996 Stock Option Plan for Nonexecutive Employees and Consultants (the “Nonqualified Plan”) and our 1998 Director Stock Option Plan, as amended and restated (the “1998 Director Plan”). A description of each of these plans follows.

NON-STOCKHOLDER APPROVED PLANS

1996 Stock Option Plan for Nonexecutive Employees and Consultants

The TETRA Technologies, Inc. 1996 Stock Option Plan for Nonexecutive Employees and Consultants (the “Nonqualified Plan”) was adopted effective July 25, 1996. The number of shares of our common stock authorized for issuance under the Nonqualified Plan is 500,000 shares during any calendar year. Awards of grants of stock options (“Options”) or stock appreciation rights (“Rights”) may only be made under the Nonqualified Plan to our nonexecutive employees and consultants and those of our affiliates. Options are nonqualified stock options. The term and exercise price of Options and Rights granted under the Nonqualified Plan are determined by our Board of Directors or a committee thereof. Options are generally issued at an exercise price equal to the fair market value of our common stock on the date of grant, and they generally vest over a period of five years. No Rights have been issued under the Nonqualified Plan. As of December 31, 2003, options covering 566,600 shares were outstanding under the Nonqualified Plan; options under the Nonqualified Plan covering 98,181 shares were exercised during the year ended 2003;

and 236,829 shares remained available for future options under the Nonqualified Plan in 2004 (and 500,000 shares per year thereafter). No grants of Options or Rights may be made under the Nonqualified Plan after December 31, 2006.

1998 Director Stock Option Plan

The TETRA Technologies, Inc. 1998 Director Stock Option Plan (the “1998 Director Plan”) was adopted effective December 1998 and amended and restated effective June 27, 2003. The number of shares of our common stock authorized for issuance under the 1998 Director Plan is 375,000. Awards of grants of stock options (“Options”) may only be made under the 1998 Director Plan to our non-employee directors. Options are nonqualified stock options. Under this plan, as adjusted for the three-for-two stock split that was effective August 21, 2003, each non-employee director who is first elected to our Board of Directors will automatically be granted an option to purchase 12,000 shares of our common stock. In addition, this plan provides that each director is automatically granted on January 1 of each year an option to purchase 12,000 shares of our common stock as long as he or she is a director on such date; provided that in the second year of a director’s term, he or she receives a prorated grant based on the date of his election. In addition to the automatic grants described above, the Management and Compensation Committee of our Board of Directors has discretion to make other grants of options to purchase our common stock to non-employee directors under the 1998 Director Plan. The term and exercise price of discretionary Options granted under the 1998 Director Plan are determined by the Management and Compensation Committee of our Board of Directors. Options are generally issued at an exercise price equal to the fair market value of our common stock on the date of grant, and they are generally fully vested upon grant, although they may not be exercised for a period of six months after grant. Options must be exercised within five years of grant. As of December 31, 2003, options covering 284,839 shares were outstanding under the 1998 Director Plan; options under the 1998 Director Plan covering 3,255 shares were exercised during the year ended 2003; and 255,939 shares remained available for future options under the 1998 Director Plan. No grants of Options may be made under the 1998 Director Plan after December 14, 2008.

Management and Compensation Committee Interlocks and Insider Participation

There are no transactions or relationships required to be disclosed under this section.

Performance Graph

The following graph compares the cumulative total returns of our common stock, the Standard & Poor’s 500 Composite Stock Price Index and the Philadelphia Oil Service Index assuming $100 invested in each stock or index and all dividends reinvested.

BENEFICIAL STOCK OWNERSHIP OF CERTAIN STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information as of March 11, 2004 with respect to the beneficial ownership of our common stock with respect to (i) each person we know who beneficially owns five percent (5%) or more of our common stock, (ii) our directors and nominees for director, (iii) our Named Executive Officers and (iv) our directors and executive officers as a group:

Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Barclays Global Investors, N.A.	2,152,775	(1)	9.8%
45 Fremont Street
San Francisco, California 94105
T. Rowe Price Associates	1,811,550	(2)	8.2%
100 East Pratt Street
Baltimore, Maryland 21297-1218
Wellington Management Company, LLP	1,303,700	(3)	6.0%
75 State Street
Boston, Massachusetts 02109
Royce & Associates, LLC	964,250	(4)	4.4%
One Mellon Center
Pittsburgh, Pennsylvania 15258

Hoyt Ammidon, Jr.	33,750	(5)	*
Paul D. Coombs	430,276	(6)	1.9%
Ralph S. Cunningham	18,000	(7)	*
Tom H. Delimitros	56,048	(8)	*
Geoffrey M. Hertel	355,130	(9)	1.6%
Allen T. McInnes	49,053	(10)	*
Kenneth P. Mitchell	42,725	(11)	*
J. Taft Symonds	308,056	(12)	1.4%
Kenneth E. White, Jr.	29,832	(13)	*
Joseph M. Abell, III	77,911	(14)	*
Gary C. Hanna	26,216	(15)	*
Raymond D. Symens	130,419	(16)	*
Directors and executive officers as a group (18)	1,868,640	(17)	8.4%

* Less than 1%

(1) Pursuant to a Schedule 13G dated February 13, 2004, Barclays Global Investors, N.A. has sole voting and dispositive power with respect to 2,152,775 shares of our common stock, which includes 345,192 shares beneficially owned by its subsidiary, Barclays Global Fund Advisors and 150,000 shares beneficially owned by its subsidiary Barclays Capital Inc.

(2) Pursuant to a Schedule 13G/A dated February 13, 2004, T. Rowe Price Associates, Inc. has sole voting power with respect to 551,650 shares of our common stock and sole dispositive power with respect to 1,811,550 shares of our common stock and T. Rowe Price Small-Cap Value Fund, Inc. has sole voting power with respect to 1,204,700 shares of our common stock. These shares are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc., as indicated, as to which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments or sole power to vote such shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be the beneficial owner of such shares; however T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such shares.

(3) Pursuant to a Schedule 13G/A dated February 13, 2004, Wellington Management Company, LLP has shared voting power with respect to 700,500 shares of our common stock and shared dispositive power with respect to 1,303,700 shares of our common stock.

(4) Pursuant to a Schedule 13G/A dated February 13, 2004, Royce & Associates, LLC has sole voting and dispositive power with respect to 964,250 shares of our common stock.

(5) Includes 33,000 shares subject to options exercisable within 60 days of the Record Date.

(6) Includes 319,375 shares subject to options exercisable within 60 days of the Record Date.

(7) Includes 12,000 shares subject to options exercisable within 60 days of the Record Date.

(8) Includes 42,000 shares subject to options exercisable within 60 days of the Record Date.

(9) Includes 293,017 shares subject to options exercisable within 60 days of the Record Date.

(10) Includes 33,000 shares subject to options exercisable within 60 days of the Record Date.

(11) Includes 35,000 shares subject to options exercisable within 60 days of the Record Date.

(12) Includes 128,103 shares subject to options exercisable within 60 days of the Record Date.

(13) Includes 28,332 shares subject to options exercisable within 60 days of the Record Date.

(14) Includes 63,500 shares subject to options exercisable within 60 days of the Record Date.

(15) Includes 12,684 shares subject to options exercisable within 60 days of the Record Date.

(16) Includes 113,500 shares subject to options exercisable within 60 days of the Record Date.

(17) Includes 1,370,585 shares subject to options exercisable within 60 days of the Record Date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of common stock (Forms 3, 4 and 5) with the Commission and the New York Stock Exchange. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish us with copies of all such forms they file.

To our knowledge and based solely on our review of the copies of such reports we have received and on written representations by certain reporting persons that no reports on Form 5 were required, we believe that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were complied within a timely manner.

PROPOSALS OF STOCKHOLDERS

We must receive a stockholder proposal intended to be considered for inclusion in our proxy materials relating to our 2005 annual meeting of stockholders at our principal executive offices no later than December 6, 2004. Such proposal must also comply with the other requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in order to be considered for inclusion in such proxy statement.

Additionally, with respect to proposals not submitted for inclusion in our proxy statement, including nominations for Director, if notice of the proposal is not received by February 23, 2005, the notice will be untimely and the proposal will not be considered at the 2005 annual meeting. If a proposal is received after that date, our proxy for the 2005 Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2005 Annual Meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Commission rules regarding the delivery of proxy statements and annual reports permit us, in specified circumstances, to deliver a single set of these reports to any address at which two or more stockholders reside. This method of delivery, often referred to as “householding,” will reduce the amount of duplicative information that security holders receive and lower printing and mailing costs for us. Each stockholder will continue to receive a separate proxy card.

We have delivered only one proxy statement and annual report to eligible stockholders who share an address, unless we received contrary instructions from any such stockholder prior to the mailing date. If a stockholder prefers to receive separate copies of our proxy statement or annual report, either now or in the future, we will promptly deliver, upon written or oral request, a separate copy of the proxy statement or annual report, as requested, to any stockholder at the shared address to which a single copy was delivered. Such requests should be communicated to our transfer agent, Computershare Trust Company, Inc. either by sending a request in writing to 350 Indiana Street, Suite 800, Golden, Colorado 80401 or by calling 1-303-262-0600.

If you are currently a stockholder sharing an address with another stockholder and wish to have only one proxy statement and annual report delivered to the household in the future, please contact Computershare at the address or telephone number indicated above.

ADDITIONAL FINANCIAL INFORMATION

Stockholders may obtain additional financial information about us for the year ended December 31, 2003 from our annual report on Form 10-K filed with the Commission. A copy of the annual report on Form 10-K may be obtained without charge by written or oral request to Eileen Price, Manager of Investor Relations, TETRA Technologies, Inc., 25025 Interstate 45 North, Suite 600, The Woodlands, Texas 77380; telephone: (281) 367-1983.

OTHER MATTERS

The Board of Directors has no knowledge at this time of any matters to be brought before the Annual Meeting other than those referred to above. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment on such matters.

A certified copy of the list of stockholders as of the record date of March 15, 2004 will be available for stockholder inspection at our office ten days prior to the meeting date of May 12, 2004.

By Order of the Board of Directors,

Bass C. Wallace, Jr.

Corporate Secretary

April 5, 2004

The Woodlands, Texas

EXHIBIT A

DIRECTOR INDEPENDENCE STANDARDS

The Board of Directors of TETRA Technologies, Inc. shall determine whether each Director is an independent Director, taking into account the following factors, in addition to those other factors it may deem relevant:

1. No Director qualifies as independent unless the Board of Directors affirmatively determines that the Director has no material relationship, including affiliation, with TETRA Technologies, Inc. (either directly or as a partner, shareholder or officer of an organization that has a relationship with TETRA Technologies, Inc.);

2. A Director who is an employee, or whose immediate family member is an executive officer, of TETRA Technologies, Inc. is not independent until three years after the end of such employment relationship;

3. A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from TETRA Technologies, Inc., other than director and committee fees and pensions or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation;

4. A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of TETRA Technologies, Inc. is not independent until three years after the end of the affiliation or the employment or auditing relationship;

5. A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of TETRA Technologies, Inc.’s present executives serve on that company’s compensation committee is not independent until three years after the end of such service or the employment relationship; and

6. A Director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, TETRA Technologies, Inc. for property or services in an amount which, in any single year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

EXHIBIT B

TETRA TECHNOLOGIES, INC.

2004 EQUITY INCENTIVE COMPENSATION PLAN

Table of Contents

ARTICLE I INTRODUCTION		1
1.1	Purpose	1
1.2	Definitions	1
1.3	Shares Subject to the Plan	5
1.4	Administration of the Plan	6
1.5	Granting of Awards to Participants	6
1.6	Leave of Absence	6
1.7	Term of Plan	6
1.8	Amendment and Discontinuance of the Plan	6
ARTICLE II NON-QUALIFIED OPTIONS		7
2.1	Eligibility	7
2.2	Exercise Price	7
2.3	Terms and Conditions of Non-Qualified Options	7
2.4	Option Repricing	8
2.5	Vesting	8
ARTICLE III INCENTIVE OPTIONS		9
3.1	Eligibility	9
3.2	Exercise Price	9
3.3	Dollar Limitation	9
3.4	10% Stockholder	9
3.5	Incentive Options Not Transferable	9
3.6	Compliance with Code Section 422	9
3.7	Limitations on Exercise	9
ARTICLE IV PURCHASED STOCK		9
4.1	Eligibility	9
4.2	Purchase Price	10
4.3	Payment of Purchase Price	10
ARTICLE V BONUS STOCK		10
ARTICLE VI STOCK APPRECIATION RIGHTS AND PHANTOM STOCK		10
6.1	Stock Appreciation Rights	10
6.2	Phantom Stock Awards	11
ARTICLE VI RESRTICTED STOCK		11
7.1	Eligibility	11
7.2	Restrictions, Restricted Period and Vesting	11
7.3	Forfeiture of Restricted Stock	12
7.4	Delivery of Shares of Common Stock	12
ARTICLE VIII PERFORMANCE AWARDS		12
8.1	Performance Awards	12
8.2	Performance Goals	12

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ARTICLE IX OTHER STOCK OR PERFORMANCE-BASED AWARDS		14
ARTICLE X CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS		14
10.1	General	14
10.2	Stand-Alone, Additional, Tandem, and Substitute Awards	15
10.3	Term of Awards	15
10.4	Form and Timing of Payment Under Awards; Deferrals	15
10.5	Vested and Unvested Awards	15
10.6	Exemption from Section 16(b) Liability	16
10.7	Securities Requirements	16
10.8	Transferability	16
10.9	Rights as a Stockholder	16
10.10	Listing and Registration of Shares of Common Stock	17
10.11	Termination of Employment, Death, Disability and Retirement	17
10.12	Change in Control	18
ARTICLE XI WITHHOLDING FOR TAXES		19
ARTICLE XII MISCELLANEOUS		19
12.1	No Rights to Awards or Uniformity Among Awards	19
12.2	Conflicts with Plan	19
12.3	No Right to Employment	19
12.4	Governing Law	20
12.5	Gender, Tense and Headings	20
12.6	Severability	20
12.7	Other Laws	20
12.8	Shareholder Agreements	20
12.9	Funding	20
12.10	No Guarantee of Tax Consequences	20

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ARTICLE I

Introduction

1.1 Purpose. The TETRA Technologies, Inc. 2004 Equity Incentive Compensation Plan (the “Plan”) is intended to promote the interests of TETRA Technologies, Inc., a Delaware corporation, (the “Company”) and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation and accordingly is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

1.2 Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

“Awards” means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock or Performance-Based Awards.

“Board” means the board of directors described in Section 1.1 of the Plan.

“Bonus Stock” means Common Stock described in Article V of the Plan.

“Change of Control” shall be deemed to have occurred upon any of the following events:

(i) any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) or any Affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of

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securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

(ii) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(v) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” means the compensation committee of the Board which shall consist of not less than two members of the Board, each of whom shall qualify as a “non-employee director” (as that term is defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act) appointed by and serving at the pleasure of the Board to administer the Plan or, if none, the Board; provided however, that with respect to any Award granted to a Covered Employee which is intended to be “performance-based compensation” as described in Section 162(m)(4)(C) of the Code, the Committee shall consist solely of two or more “outside directors” as described in Section 162(m)(4)(C)(i) of the Code.

“Common Stock” means the common stock, $.01 par value per share of the Company.

“Company” means the corporation described in Section 1.1 of the Plan or any successor thereto which assumes and continues the Plan.

“Consultant” means any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate, provided

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such services are not in connection with the offer or sale of securities in a capital-raising transaction.

“Covered Employee” shall mean any of the Chief Executive Officer of the Company and the four highest paid officers of the Company other than the Chief Executive Officer as described in Section 162(m)(3) of the Code.

“Disability” means an inability to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.

“Effective Date” means the date that it is (i) adopted by the Board; and (ii) approved by shareholders of the Company, provided that such shareholder approval occurs not more than one year prior to or after the date of such adoption. The provisions of the Plan are applicable to all Awards granted on or after the Effective Date.

“Employee” means any employee of the Company or an Affiliate.

“Employment” includes any period in which a Participant is an Employee of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value or FMV Per Share”. The Fair Market Value or FMV Per Share of the Common Stock as of the determination date shall be the closing price on the principal exchange or over-the-counter market on which such shares are trading, if any, or as reported on any composite index which includes such principal exchange, for the date of the determination, or if no trade of the Common Stock shall have been reported for such date, the closing price quoted on such exchange or market for the most recent trade prior to the determination date. The term “closing price” shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price on the determination date, or, in case no such reported sale takes place on such day or days, the average of the high and low sales prices reported for the most recent trade prior to the determination date, in either case on the principal national securities exchange on which the shares of Common Stock are listed or admitted for trading, or (ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price on the determination date of the shares of Common Stock on the Nasdaq Market, Inc. (“NASDAQ”) or, in the case no such reported transaction takes place on such day, the average of the high and low sales prices reported on NASDAQ for the most recent trade prior to the determination date, or (B) if the shares of Common Stock are not quoted on

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NASDAQ on the determination date, the average of the closing bid and asked prices of the shares of Common Stock on the determination date in the over-the-counter market, as reported by The National Quotation Bureau, Inc., or an equivalent generally accepted reporting service. If shares of the Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

“Incentive Option” means any option that satisfies the requirements of Code Section 422 and is granted pursuant to Article III of the Plan.

“Incumbent Board” means the Board described in paragraph (v) of the definition of Change of Control under Section 1.2 of the Plan.

“Non-Employee Director” means a person who is a member of the Board but who is neither an Employee nor a Consultant of the Company or any Affiliate.

“Non-Qualified Option” shall mean an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Stock Option, or both, as applicable.

“Option Expiration Date” means the date determined by Committee which shall not be more than ten years after the date of grant of an Option.

“Optionee” means a Participant who has received or will receive an Option.

“Other Stock or Performance-Based Award” means an award granted pursuant to Article IX of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

“Participant” means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

“Performance Award” means an Award granted pursuant to Article VIII of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

“Plan” means the plan described in Section 1.1 of the Plan and set forth in this document, as amended from time to time.

“Purchased Stock” means a right to purchase Common Stock granted pursuant to Article IV of the Plan.

“Phantom Stock” means an Award, granted pursuant to Article VI of the Plan, of the right to receive (i) shares of Common Stock issued at the end of a Restricted Period, (ii) the Fair Market Value of such shares paid in cash at the end of the Restriction Period or (iii) a combination of shares and cash as determined by the Committee.

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“Restricted Period” means the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” means one or more shares of Common Stock, prior to the lapse of restrictions thereon, granted under Article VII of the Plan.

“Retirement” means termination of Employment of an Employee, or if determined by the Committee termination of service of a Non-Employee Director, under circumstances as shall constitute retirement as determined by the Committee.

“Securities Act” means the Securities Act of 1933, as amended.

“Spread” means the amount determined pursuant to Section 6.1(a) of the Plan.

“Stock Appreciation Rights” means an Award granted pursuant to Article VI of the Plan.

1. 3 Shares Subject to the Plan. The maximum number of shares of Common Stock that may be subject to Awards outstanding under the Plan at any time is equal to the result obtained by multiplying (a) the sum of (i) the total number of shares of Common Stock outstanding, (ii) the total number of shares of Common Stock subject to Awards outstanding under the Plan and (iii) the total number of shares of Common Stock subject to awards outstanding under all other equity incentive plans of the Company at that time by (b) 15%; provided, however, that the maximum number of shares of Common Stock that may be issued under the Plan shall in no event exceed 15,000,000 shares. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Plan which are subject to Options that may be granted to any one Participant plus the number of such shares underlying Stock Appreciation Rights that may be granted to that same Participant shall not exceed 200,000 shares. Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan and the aggregate number of shares of Common Stock reserved for issuance to any one Participant, as set forth in the preceding sentence, shall be ratably adjusted by the Committee. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to ensure that after such event the shares of Common Stock subject to the Plan and each Participant’s proportionate interest shall be maintained substantially as before the occurrence of such event, the Committee shall, in such manner as it may deem equitable, adjust (i) the number of shares of Common Stock with respect to which Awards may be granted, (ii) the number of shares of Common Stock subject to outstanding Awards, and (iii) the grant or exercise price with respect to an Award. Such adjustment in an outstanding Option shall be made (i) without change in the total price applicable to the Option or any unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share. The Committee’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced for any reason whatsoever or in the event any Award (or portion thereof) granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares that cease to be subject to an Award because of the exercise of the Award, or the vesting of a Restricted Stock Award or similar

5

Award, shall no longer be subject to any further grant under the Plan. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable. No fractional shares shall be issued under the Plan; payment for any fractional shares shall be made in cash.

1. 4 Administration of the Plan.

(a) Committee, Meetings, Rule Making and Interpretations. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall (i) interpret the Plan and all Awards under the Plan, (ii) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be final, binding and conclusive on all affected persons, including the Company; any Affiliate; any grantee, holder or beneficiary of an Award; any stockholder and any Employee, Consultant or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the full extent permitted by law.

1.5 Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it subject to the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Consultant or Non-Employee Director, nor his or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan except to such extent, if any, as permitted under the Plan and as the Committee may determine.

1.6 Leave of Absence. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days (or such longer period as may be determined by the Committee in its sole discretion), or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days (or such longer period as may be determined by the Committee in its sole discretion), the employment relationship shall be deemed to have terminated on the 91st day (or the first day immediately following any period of leave in excess of 90 days as approved by the Committee) of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.

1.7 Term of Plan. If not sooner terminated under the provisions of Section 1.8, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.8 Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, subject to Section 10.12, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award terminate such Award or adversely affect such person’s rights

6

with respect to such Award in any material respect; and provided further, however, that no amendment shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by (i) applicable legal requirements, (ii) the requirements of any securities exchange on which the Company’s stock may be listed or (iii) the requirements of the Nasdaq Stock Market, Inc. on which the Company’s stock may be listed. Notwithstanding the foregoing, the Board may amend the Plan in such manner as it deems necessary in order to permit awards to meet the requirements of the Code or other applicable laws.

ARTICLE II

Non-qualified Options

2.1 Eligibility. The Committee may grant Non-Qualified Options to purchase the Common Stock to any Employee, Consultant and Non-Employee Directors according to the terms set forth below. Each Non-Qualified Option granted under the Plan shall be evidenced by a written agreement between the Company and the individual to whom Non-Qualified Options were granted in such form as the Committee shall provide.

2.2 Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this Article II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option. The exercise price for each Non-Qualified Option granted under Article II shall be subject to adjustment as provided in Section 2.3(e) of the Plan.

2.3 Terms and Conditions of Non-Qualified Options. Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

(a) Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Non-Qualified Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Non-Qualified Option is granted.

(b) Manner of Exercise. In order to exercise a Non-Qualified Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Non-Qualified Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Non-Qualified Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) with the consent of the Committee and compliance with such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf from the proceeds of such sale the full amount of the exercise price plus all required withholding taxes. In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Non-Qualified Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the

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certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

(c) Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.

(d) Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Non-Qualified Option that is transferred in accordance with the provisions of this section may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.

(e) Adjustment of Non-Qualified Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustments as provided in Section 1.3.

(f) Listing and Registration of Shares. Each Non-Qualified Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Non-Qualified Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Non-Qualified Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

2.4 Option Repricing. With shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

2.5 Vesting. See Section 10.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 10.12 of the Plan relating to vesting in connection with a Change of Control.

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ARTICLE III

Incentive Options

The terms specified in this Article III shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Section III.

3.1 Eligibility. Incentive Options may only be granted to Employees.

3.2 Exercise Price. Subject to Section 3.4, the exercise price per Share shall not be less than one hundred percent (100%) of the FMV Per Share on the option date of grant.

3.3 Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate which is a parent or subsidiary as defined in Code Sections 424(e) or (f), as applicable) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

3.4 10% Stockholder. If any Employee to whom an Incentive Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” of the Company (as defined in Section 424(e) of the Code) or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code), then the exercise price per share shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant and the option term shall not exceed five (5) years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

3.5 Incentive Options Not Transferable. No Incentive Option granted hereunder (i) shall be transferable other than by will or by the laws of descent and distribution and (ii) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his guardian).

3.6 Compliance with Code Section 422. All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.

3.7 Limitations on Exercise. No Incentive Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

ARTICLE IV

Purchased Stock

4.1 Eligibility. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance of Common Stock under this Plan shall be evidenced by an

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agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

4.2 Purchase Price. The price per share of Common Stock to be purchased by a Participant under this Plan shall be determined in the sole discretion of the Committee, and may be less than, but shall not greater than the FMV Per Share at the time of purchase.

4.3 Payment of Purchase Price. Payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash.

ARTICLE V

Bonus Stock

The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants and Non-Employee Directors. Such grants of Bonus Stock shall be in consideration of performance of services by the Participant without additional consideration except as may be required by the Committee or pursuant to Section 10.1. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.

ARTICLE VI

Stock Appreciation Rights and Phantom Stock

6.1 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants and Non-Employee Directors on the following terms and conditions.

(a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the FMV Per Share on the date of exercise over (B) the exercise price of the Stock Appreciation Right as determined by the Committee (the “Spread”). Notwithstanding the foregoing, the Committee may provide, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

(b) Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of the amount of the Spread as computed pursuant to Subsection 6.1(a) hereof. That Option shall then cease to be exercisable to the extent surrendered. Such grant may be made at the time of the grant of the Option or at any time thereafter, but prior to expiration of the underlying Option. A Stock Appreciation Right granted in connection with an Option shall provide for an exercise price that is not less than one hundred percent (100%) of the FMV Per Share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related Option is transferable.

(c) Right Without Option. A Stock Appreciation Right granted independent of an Option shall provide for an exercise price per share of Common Stock that is not less than one hundred percent (100%) of the FMV Per Share of Common Stock on the date of grant of the Stock Appreciation Right and shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right and shall not be transferable (other than by will or the laws of descent and distribution).

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(d) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

6.2 Phantom Stock Awards. Subject to Section 10.5 of the Plan, the Committee is authorized to grant Phantom Stock Awards to Employees, Consultants and Non-Employee Directors, which are rights to receive cash equal to the Fair Market Value of specified number of shares of Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

(a) Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award by the Committee or, if permitted by the Committee, as elected by the Participant. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose in its sole discretion, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including times based on achievement of performance goals and/or future service requirements), separately or in combination, as the Committee may determine in its sole discretion to be appropriate or advisable for any Award. Provided, however, Phantom Stock Awards shall not be transferable (other than by will or the laws of descent and distribution).

(b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases which it determines appropriate or advisable waive in whole or in part the forfeiture of Phantom Stock Awards.

(c) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Article VI shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8.2.

ARTICLE VII

Restricted Stock

7.1 Eligibility. All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.

7.2 Restrictions, Restricted Period and Vesting.

(a) The Restricted Stock shall be subject to such forfeiture restrictions (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions the Participant shall not be permitted to transfer such shares. The Company shall have

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the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant shall terminate Employment from or services to the Company prior to the lapse of such restrictions or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.

(b) Vesting. See Section 10.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 10.12 of the Plan relating to vesting in connection with a Change of Control.

(c) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank until such time as the restrictions on transfer have lapsed. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, the Committee may in the Award restrict the Participant’s right to dividends until the restrictions on the Restricted Stock lapse. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

The shares represented by this certificate have been issued pursuant to the terms of the TETRA Technologies, Inc. 2004 Equity Incentive Compensation Plan (as amended and restated) and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated _______________, 200___.

7.3 Forfeiture of Restricted Stock. If, for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restricted Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Participant and reacquired by the Company.

7.4 Delivery of Shares of Common Stock. Pursuant to Section 10.5 of the Plan and subject to withholding requirements of Article XI of the Plan, at the expiration of the Restricted Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restricted Period has expired shall be delivered without charge to the Participant, or his personal representative, free of all restrictions under the Plan.

ARTICLE VIII

Performance Awards

8.1 Performance Awards. The Committee may grant Performance Awards based on performance criteria measured over a period of not less than six months and not more than ten years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 8.2 in the case of a Performance Award granted to a Covered Employee.

8.2 Performance Goals. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8.2.

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(a) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (A) earnings per share; (B) increase in price per share, (C) increase in revenues; (D) increase in cash flow; (E) return on net assets; (F) return on assets; (G) return on investment; (H) return on equity; (I) economic value added; (J) gross margin; (K) net income; (L) pretax earnings; (M) pretax earnings before interest, depreciation and amortization; (N) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (O) operating income; (P) total stockholder return; (Q) debt reduction; and (R) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index, the Oil Service Index (OSX) or components thereof or a group of comparable companies.

(c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than six months and not more than ten years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award which is intended to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award. The Committee may not delegate any responsibility relating to such Performance Awards.

(e) Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as

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likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto) shall constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 8.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

ARTICLE IX

Other Stock or Performance-Based Awards

The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Affiliates, Other Stock or Performance-Based Awards, which shall consist of a right which (i) is not an Award described in any other Article and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, units or securities convertible into shares of Common Stock) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards which shall be contained in a written agreement or other document covering such Awards.

ARTICLE X

Certain Provisions Applicable to All Awards

10.1 General. Awards shall be evidenced by a written agreement or other document and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, subject to Section 10.12, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that, subject to Section 10.12, the Committee shall not have a discretion to accelerate or waive any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware Corporation Law, no consideration other than services may be required for the grant of any Award.

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10.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Subject to Section 2.4 of the Plan, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any such action contemplated under this Section 10.2 shall be effective only to the extent that such action will not cause (i) the holder of the Award to lose the protection of Section 16(b) of the Exchange Act and rules and regulations promulgated thereunder, or (ii) any Award that is designed to qualify payments thereunder as performance-based compensation as defined in Section 162(m) of the Code to fail to qualify as such performance-based compensation.

10.3 Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the Committee; provided that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

10.4 Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company of a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. In the discretion of the Committee, Awards granted pursuant to Article VI or VIII of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.8 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute any “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

10.5 Vested and Unvested Awards. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (i) Restricted Stock, a certificate, without the legend set forth in Section 7.2(c), for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (ii) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned, and (iii) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the person. The number of shares of Common Stock which shall be issuable upon exercise of a Stock Appreciation Right or earning of a Performance Award shall be determined by dividing (1) by (2) where (1) is the number of shares of Common Stock as to which the Stock Appreciation Right is exercised multiplied by the Spread or the amount of Performance Award that is earned and payable, as applicable, and (2) is the FMV

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Per Share of Common Stock on the date of exercise of the Stock Appreciation Right or the date the Performance Award is earned and payable, as applicable. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Phantom Stock, Stock Appreciation Rights or Performance Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

10.6 Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

10.7 Securities Requirements. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

10.8 Transferability.

(a) Non-Transferable Awards and Options. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Purchased Stock, Bonus Stock or Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable, or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 10.8(a) shall be void and ineffective for all purposes.

(b) Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares, or otherwise exercise rights under the Plan. The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

10.9 Rights as a Stockholder.

(a) No Stockholder Rights. Except as otherwise provided in Section 10.9(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a

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stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 10.9 (b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

(b) Holder of Restricted Stock. Unless otherwise approved by the Committee prior to the grant of a Restricted Stock Award, a Participant who has received a grant of Restricted Stock or a permitted transferee of such Participant shall not have any rights of a stockholder until such time as a stock certificate has been issued with respect to all, or a portion of, such Restricted Stock Award.

10.10 Listing and Registration of Shares of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

10.11 Termination of Employment, Death, Disability and Retirement.

(a) Termination of Employment. Unless otherwise provided in the Award, if Employment of an Employee or service of a Non-Employee Director is terminated for any reason whatsoever other than death, Disability or Retirement, or if service of a Consultant is terminated for any reason whatsoever other than death, any nonvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further vesting shall occur, and the Employee, Consultant or Non-Employee Director shall be entitled to exercise his or her rights with respect to the portion of the Award vested as of the date of termination for a period that shall end on the earlier of (i) the expiration date set forth in the Award with respect to the vested portion of such Award or (ii) the date that occurs six (6) months after such termination date (three (3) months after the date of termination in the case of an Incentive Option).

(b) Retirement. Unless otherwise provided in the Award, upon the Retirement of an Employee or, if applicable, Non-Employee Director:

(i) any nonvested portion of any outstanding Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Award shall expire on the earlier of (A) the expiration date set forth in the Award; or (B) the expiration of (x) twelve (12) months after the date of Retirement in the case of any Award other than an Incentive Option or (y) three (3) months after the date of Retirement in the case of an Incentive Option.

(c) Disability or Death. Unless otherwise provided in the Award, upon termination of Employment or service from the Company or any Affiliate, which is a parent or subsidiary as a result of Disability of an Employee or Non-Employee Director or death of an Employee, Non Employee Director or Consultant, or with respect to a Participant who is either a retired former Employee or Non-Employee Director who dies during the period described in Section 10.11(b), hereinafter the “Applicable Retirement Period,” or a disabled former Employee or Non-Employee Director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding Award or the first anniversary of the person’s termination of Employment or service due to Disability, hereinafter the “Applicable Disability Period,”

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(i) any nonvested portion of any outstanding Award that has not already terminated shall immediately terminate and no further vesting shall occur; and

(ii) any vested Award shall expire upon the earlier of (A) the expiration date set forth in the Award or (B) the later of (1) the first anniversary of such termination of Employment as a result of Disability or death, or (2) the first anniversary of such person’s death during the Applicable Retirement Period or the Applicable Disability Period.

(d) Continuation. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may provide for the continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee, Consultant or Non-Employee Director.

10.12 Change in Control.

(a) Change in Control. Unless otherwise provided in the Award, in the event of a Change in Control described in clauses (ii), (iii) and (iv) of the definition of Change in Control under Section 1.2 of the Plan:

(i) the Committee may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

(ii) the Committee may waive all restrictions and conditions of all Restricted Stock and Phantom Stock then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restriction Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change in Control or such other date as may be determined by the Committee; and

(iii) the Committee may determine to amend Performance Awards and Other Stock or Performance-Based Awards, or substitute new Performance Awards and Other Stock or Performance-Based Awards in consideration of cancellation of outstanding Performance Awards and any Other Stock or Performance-Based Awards, in order to ensure that such Awards shall become fully vested, deemed earned in full and promptly paid to the Participants as of the date of the Change of Control or such other date as may be determined by the Committee, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions shall not have been completed or satisfied.

Notwithstanding the above provisions of this Section 10.12(a), the Committee shall not be required to take any action described in the preceding provisions of this Section 10.12(a) and any decision made by the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.12(a) shall be final, binding and conclusive with respect to the Company and all other interested persons.

(b) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to

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have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Awards. Such right shall be exercised by written notice to all Participants. For purposes of this Section 10.12(b), the cash value of an Award shall equal the sum of (i) all cash to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option and (ii) in the case of any Award that is an Option, the excess of the “market value” (defined below) per share over the option price, if any, multiplied by the number of vested shares subject to such Award. For purposes of the preceding sentence, “market value” per share shall mean the higher of (i) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (ii) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 10.12(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

ARTICLE XI

Withholding for Taxes

Any issuance of Common Stock pursuant to the exercise of an Option or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b 3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

ARTICLE XII

Miscellaneous

12.1 No Rights to Awards or Uniformity Among Awards. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

12.2 Conflicts with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

12.3 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award.

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12.4 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

12.5 Gender, Tense and Headings. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

12.6 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

12.7 Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

12.8 Shareholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ or repurchase agreement in such form as approved from time to time by the Board.

12.9 Funding. Except as provided under Article VII of the Plan, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Consultants or Non-Employee Directors under general law.

12.10 No Guarantee of Tax Consequences. None of the Board, the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

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EXHIBIT C

TETRA TECHNOLOGIES, INC.

BOARD OF DIRECTORS

AUDIT COMMITTEE

CHARTER

ORGANIZATION

This Charter governs the operations of the Audit Committee. The Board of Directors shall appoint an Audit Committee (the “Committee”) of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for Board Members as set forth in the New York Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an “audit committee financial expert,” as defined by applicable rules of the US Securities and Exchange Commission (the “SEC”).

Members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee shall report regularly to the Board of Directors with respect to its activities.

PURPOSE

The purposes of the Committee shall be to:

1. Provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; (iv) and the performance of the Company’s internal audit function and independent auditors;

2. Prepare the Audit Committee report that SEC proxy rules require to be included in the Company’s annual proxy statement; and

3. Foster free and open communication between the Committee, the independent auditors, the internal auditors, and management of the Company.

The Committee shall retain and compensate such outside legal, accounting, or other advisors as it considers necessary in discharging its oversight role.

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DUTIES AND RESPONSIBILITIES

The Committee has the responsibilities and powers set forth in this Charter and in the Company’s Corporate Governance Guidelines. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for implementing and maintaining internal control over financial reporting. The independent auditors are responsible for auditing the Company’s financial statements and internal control over financial reporting, and for reviewing the Company’s unaudited interim financial statements.

Management of the Company, as well as the independent auditors, have more time, knowledge and detailed information concerning the Company than do Committee members; consequently, in assisting the Board in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1. The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and the independent auditors must report directly to the Committee.

2. At least annually, the Committee shall obtain and review a report by the independent auditors describing: (i) the firm’s internal quality control procedure; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company (to assess the auditors’ independence).

3. After reviewing the foregoing report and the independent auditors’ work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead partner of the independent auditors and take into account the opinions of management and the Company’s personnel responsible for the internal audit function.

4. The Committee shall assure the regular rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules and shall consider whether there should be regular rotation of the audit firm itself.

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5. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

6. The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the responsibilities, staffing and budget or compensation.

7. The Committee shall regularly review with the independent auditors any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

8. The Committee shall review and discuss the quarterly financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

9. The Committee shall review and discuss the annual audited financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee’s review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and major issues as to the adequacy of the company’s internal controls and any specific remedial actions adopted in light of material control deficiencies (ii) discussions with management and the independent auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments; (iii) consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements; (iv) consideration of the judgment of both management and the independent auditors about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under professional standards.

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10. The Committee shall receive and review a report from the independent auditors, prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

11. The Committee shall review and approve all related party transactions.

12. The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

13. The Committee shall review management’s assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors’ report on management’s assessment.

14. The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management of the Company in connection with its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management, the internal auditors, and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosures, in the Company’s periodic filings with the SEC.

15. The Committee shall review the Company’s compliance systems with respect to legal and regulatory requirements and review the Company’s code of conduct and programs to monitor compliance with such programs. The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

16. The Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

17. The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18. The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

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19. The Committee shall determine the appropriate funding needed by the Committee for payment of: (1) compensation to the independent audit firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; (2) compensation to any advisers employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

20. The Committee shall perform an evaluation of its performance at least annually.

21. The Committee shall review and reassess this Charter at least annually and recommend any proposed changes to the board of directors.

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PROXY

TETRA TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TETRA TECHNOLOGIES, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 12, 2004

The undersigned hereby constitutes and appoints Geoffrey M. Hertel and Bass C. Wallace, Jr. and each or either of them, lawful attorneys and proxies of the undersigned, each acting alone and with full power of substitution, for and in the name, place and stead of the undersigned, to attend the annual meeting of stockholders of TETRA Technologies, Inc. (herein the “Company”), to be held at the Marriott Woodlands Waterway Hotel, 1601 Lake Robbins Drive, The Woodlands, Texas on Wednesday, May 12, 2004 at 11:00 a.m. local time and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present.

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. All prior proxies are hereby revoked.

(Continued and to be signed on the reverse side.)

[Reverse Side of Card]

TETRA TECHNOLOGIES, INC.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

(1) Election of Directors

Nominees:   01 Ralph S. Cunningham     02 Tom H. Delimitros

03 Geoffrey M. Hertel

[ ] FOR ALL   [ ] WITHHOLD ALL   [ ] FOR ALL EXCEPT*

* To withhold authority to vote for any individual nominee, write the nominee’s number on the line below.

(2) To approve the appointment of Ernst & Young LLP as the Company’s independent auditors for the year 2004.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(3) To approve the amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 70,000,000.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(4) To adopt the TETRA Technologies, Inc. 2004 Equity Incentive Compensation Plan.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

This Proxy will also be voted in accordance with the discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement of TETRA Technologies, Inc. dated April 5, 2004.

Dated:                 , 2004

Signature of Stockholder

Signature of Stockholder [Joint Owner]

NOTE: Please sign your name exactly as it appears hereon. Joint owners should also sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.